UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant		☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to ss.240.14a-12

SciClone Pharmaceuticals, Inc.
__________
(Name of Registrant as Specified In Its Charter)

__________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date	June 13, 2007
Time	10:00 a.m., Pacific Daylight Time
Place	Marriott San Mateo/San Francisco Airport 1770 S. Amphlett Blvd. San Mateo, California, 94402

Items of Business	1. Election of seven (7) directors; and

2.  Approval of an amendment to the Company’s 2005 Equity Incentive Plan to increase the maximum aggregate number of shares that may be issued thereunder by 3,000,000 shares to a total of 7,800,000 shares; and

3.  Approval of an amendment to the Company’s 2004 Outside Directors Stock Option Plan to increase the maximum aggregate number of shares that may be issued thereunder by 750,000 shares to a total of 1,765,000 shares; and

4. Ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for fiscal year 2007; and

5. Any other matters that properly come before the Annual Meeting and any adjournment or postponement thereof.

Record Date
Stockholders of record at the close of business on April 13, 2007 will be entitled to vote at the Annual Meeting. For ten days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our principal offices located at 901 Mariner’s Island Boulevard, Suite 205, San Mateo, California 94404.

Admission
Please note that space limitations may make it necessary to limit attendance only to stockholders. Registration will begin at 9:30 a.m. and seating will be available at approximately 9:30 a.m. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. Stockholders holding stock in brokerage accounts (street name holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

By order of the Board of Directors

RICHARD A. WALDRON
Executive Vice President, Chief Financial Officer and Secretary

San Mateo, California
April 30, 2007

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, WE URGE YOU TO VOTE YOUR SHARES BY PHONE, VIA THE INTERNET OR BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD AT YOUR EARLIEST CONVENIENCE. PLEASE SEE YOUR PROXY CARD FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE. PROXIES ARE REVOCABLE, AND ANY STOCKHOLDER MAY WITHDRAW HIS OR HER PROXY PRIOR TO THE TIME IT IS VOTED OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

ELECTRONIC DELIVERY OF STOCKHOLDER COMMUNICATIONS

To help us conserve resources, we encourage you to sign up for electronic delivery of SciClone stockholder communications. With electronic delivery, you will receive via e-mail documents such as the annual report, 10-K, and the proxy statement, and you can vote your shares online. To sign up for the electronic delivery:

1.	If you are a registered holder (you hold your SciClone shares in your own name through SciClone’s transfer agent, Mellon Investor Services, LLC, or you have stock certificates), visit www.proxyvoting.com/scln to enroll and vote your shares.

2.	If you are a beneficial holder (your shares are held by a brokerage firm, a bank or a trustee), visit www.proxyvote.com to enroll and vote your shares.

Your electronic delivery enrollment will be effective until canceled.

SOLICITATION AND VOTING OF PROXIES	1
GENERAL	1
VOTING SECURITIES	1
BROKER NON-VOTES	1
SOLICITATION OF PROXIES	1
VOTING OF PROXIES	1

PROPOSAL NO. 1 ELECTION OF DIRECTORS	3
NOMINEES	3
RECOMMENDATION OF THE BOARD OF DIRECTORS	3
TERM; DIRECTOR INDEPENDENCE	5
BOARD MEETINGS AND COMMITTEES	5
Audit Committee	5
Compensation Committee	6
Nominating and Corporate Governance Committee	6
Business Development Committee	6
Medical Review Committee	6
COMMITTEE CHARTERS AND OTHER CORPORATE GOVERNANCE MATERIALS	6
DIRECTOR NOMINATIONS	6
Director Qualifications	7
Identifying and Evaluating Candidates for Nomination as Director	7
COMMUNICATIONS BY STOCKHOLDERS WITH DIRECTORS	9
DIRECTOR ATTENDANCE AT ANNUAL MEETINGS	9
COMPENSATION OF DIRECTORS	9

PROPOSAL NO. 2 APPROVAL OF THE AMENDMENT TO THE SCICLONE PHARMACEUTICALS, INC. 2005 EQUITY INCENTIVE PLAN	11
SUMMARY OF THE PLAN	11
General	11
Authorized Shares	11
Share Counting and Adjustments	11
Certain Award Limits	12
Administration	12
Prohibition of Option and Stock Appreciation Right Repricing	12
Eligibility	12
Stock Options	13
Stock Appreciation Rights	13
Stock Awards	13
Restricted Stock Units	14
Performance Awards	14
Change in Control	15
Awards Subject to Section 409A of the Code	15
Termination or Amendment	15
SUMMARY OF U.S. FEDERAL INCOME TAX CONSEQUENCES	16
Incentive Stock Options	16
Nonstatutory Stock Options	16
Stock Appreciation Rights	16
Stock Awards	16
Performance and Restructed Stock Unit Awards	17
OPTIONS GRANTED TO CERTAIN PERSONS	17

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REQUIRED VOTE.	17
RECOMMENDATION OF THE BOARD OF DIRECTORS	17

PROPOSAL NO. 3 APPROVAL OF THE AMENDMENT TO THE SCICLONE PHARMACEUTICALS, INC. 2004 OUTSIDE DIRECTORS STOCK OPTION PLAN	18
SUMMARY OF THE PLAN	18
General	18
Authorized Shares	18
Share Counting and Adjustments	18
Administration	18
Eligibility	19
Automatic Grant of Options	19
Terms and Conditions of Options	19
Change in Control	19
Termination or Amendment	19
OPTIONS GRANTED AND TO BE GRANTED TO CERTAIN PERSONS	19
SUMMARY OF U.S. FEDERAL INCOME TAX CONSEQUENCES	20
REQUIRED VOTE	20
RECOMMENDATION OF THE BOARD OF DIRECTORS	20

PROPOSAL NO. 4 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS	21
GENERAL	21
PRINCIPAL ACCOUNTANT FEES	21
REQUIRED VOTE	21
RECOMMENDATION OF THE BOARD OF DIRECTORS.	22

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	23

EXECUTIVE COMPENSATION AND OTHER MATTERS	25
COMPENSATION DISCUSSION AND ANALYSIS	25
SUMMARY COMPENSATION TABLE	33
SUMMARY OF EMPLOYMENT AND OTHER AGREEMENTS	34
GRANTS OF PLAN-BASED AWARDS	38
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END	39
OPTION EXERCISES AND STOCK VESTED DURING LAST FISCAL YEAR	40
PENSION BENEFITS AND NONQUALIFIED DEFERRED COMPENSATION PLANS	40
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL	40
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	44
TRANSACTIONS WITH RELATED PERSONS	44
INDEBTEDNESS OF MANAGEMENT	45
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	45

EQUITY COMPENSATION PLAN INFORMATION	46

COMPENSATION COMMITTEE REPORT	47

REPORT OF THE AUDIT COMMITTEE	48

YEAR 2008 STOCKHOLDER PROPOSALS	49

OTHER MATTERS	49

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PROXY STATEMENT

SOLICITATION AND VOTING OF PROXIES

General

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of SciClone Pharmaceuticals, Inc., a Delaware corporation (“we,” “SciClone” or the “Company”), of proxies in the enclosed form for use in voting at the Company’s 2007 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Marriott San Mateo/San Francisco Airport at 1770 S. Amphlett Blvd., San Mateo, California, 94402 on Wednesday, June 13, 2007, at 10:00 a.m., local time, and any adjournment or postponement thereof.

Definitive copies of this Proxy Statement, the enclosed proxy card and the Company’s 2006 Annual Report to Stockholders are expected to first be sent or given to stockholders on or about May 2, 2007.

Voting Securities

Only stockholders of record as of the close of business on April 13, 2007 will be entitled to vote at the Annual Meeting and any adjournment thereof. As of that time, we had 46,085,144 shares of Common Stock outstanding, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record as of that date is entitled to one vote for each share of Common Stock held by him or her. Our Bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Except as noted below, votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum.

Broker Non-Votes

A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in “street name”) but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors, increases in authorized common stock for general corporate purposes and ratification of auditors. Non-routine matters include approval of and amendments to stock plans.

Solicitation of Proxies

We will bear the cost of soliciting proxies. In addition to soliciting stockholders by mail through our employees, we will request banks, brokers and other custodians, nominees and fiduciaries to solicit customers for whom they hold our stock and will reimburse them for their reasonable, out-of-pocket costs. We may use the services of our officers, directors and others to solicit proxies, personally or by telephone, without additional compensation.

Voting of Proxies

The shares represented by the proxies received, properly voted by phone, via the Internet or properly marked, signed, dated and not revoked will be exercised at the Annual Meeting. All shares represented by a proxy will be voted, and where a proxy specifies a stockholder’s choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal, and as the proxy holders deem advisable on other matters that may come before the meeting. A stockholder giving a proxy has the power to revoke his or her proxy at any time before it is exercised by delivering to the Company (Attention: Richard A. Waldron) a written instrument revoking the proxy or a duly executed proxy with a later date or by attending the meeting and voting in person.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees

At the Annual Meeting, the stockholders will elect seven (7) directors to serve until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified. The Nominating and Corporate Governance Committee’s nominees for election by the stockholders to those seven (7) positions are the current members of the Board of Directors, Dean S. Woodman, John D. Baxter, Friedhelm Blobel, Richard J. Hawkins, Rolf H. Henel, Ira D. Lawrence and Jon S. Saxe. If elected, the nominees will serve as directors until our Annual Meeting of Stockholders in 2008 and until their successors are elected and qualified. If any of the nominees declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as we may designate.

Assuming a quorum is present, the seven (7) nominees receiving the highest number of affirmative votes will be elected as directors. Abstentions and broker non-votes will each be counted as present for purposes of determining a quorum but will not have any effect on the vote.

Recommendation of the Board of Directors:

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR
THE ELECTION OF ALL NOMINEES NAMED ABOVE.

The names of the nominees, their ages as of March 31, 2007, and certain other information about them are set forth below:

NAME OF NOMINEE	AGE	PRINCIPAL OCCUPATION	DIRECTOR SINCE
Dean S. Woodman	78	Chairman, SciClone Pharmaceuticals, Inc.; Founder, Robertson Coleman Stephens & Woodman; Former Managing Director, ING Barings	2000
John D. Baxter, M.D.	66	Professor of Medicine, University of California, San Francisco	1991
Friedhelm Blobel, Ph.D.	58	President and Chief Executive Officer, SciClone Pharmaceuticals, Inc.	2006
Richard J. Hawkins	58	Chairman, President and Chief Executive Officer, LabNow, Inc.	2004
Rolf H. Henel	69	Consultant; Partner, Naimark & Associates, Inc.	1997
Ira D. Lawrence, M.D.	53	Former President and Chief Executive Officer, SciClone Pharmaceuticals, Inc.; Former Senior Vice President of Research and Development at Astellas Pharma Inc. (formerly Fujisawa Healthcare Inc.)	2005
Jon S. Saxe	70	Former President, PDL BioPharma, Inc. (formerly Protein Design Labs, Inc.); Former Vice President, Hoffmann-LaRoche, Inc.	2000

Dean S. Woodman was elected Chairman of the Board of Directors in February 2005, and has been a Director since August 2000. Mr. Woodman was an investment banker for over four decades. From July 1989 to June 1999, he was a Managing Director of Furman Selz, an investment banking firm acquired in 1999 by ING Barings L.L.C.

Mr. Woodman was a Managing Director in the investment banking group of Hambrecht & Quist (now JPMorgan Chase) from October 1984 to March 1988. He was a founding partner of Robertson Colman Stephens & Woodman, an investment banking firm, in 1978, and of Woodman Kirkpatrick & Gilbreath, an investment banking firm, in 1982. Mr. Woodman worked in the investment banking division of Merrill Lynch for 23 years where he spent 16 years as director of West Coast corporate finance until 1978. He is currently a director of MarineMax, Inc.

John D. Baxter, M.D., has been a Director since June 1991. Dr. Baxter has been associated with the University of California, San Francisco since 1970. He has been Professor of Medicine since 1979, Chief of the Endocrinology Section, Parnassus Campus from 1980 to 1997, and Director of UCSF’s Metabolic Research Unit from 1981 to 1999. Dr. Baxter was the President of The Endocrine Society from June 2002 to June 2003. Dr. Baxter was a founder and served as a director of California Biotechnology, Inc. (now Scios, Inc., a division of Johnson & Johnson) from 1982 until 1992 and was a founder and Director of Karo Bio A.B., a Swedish biotechnology company. Dr. Baxter is also elected to the National Academy of Sciences and the Institute of Medicine of the National Academy of Sciences.

Friedhelm Blobel, Ph.D., has served as our President, Chief Executive Officer and as a Director since June 2006. From July 2000 to 2006, Dr. Blobel was President, CEO and a Director of Gryphon Therapeutics, Inc., a South San Francisco-based biopharmaceutical company. Prior to joining Gryphon Therapeutics in July 2000, Dr. Blobel spent more than 20 years as an executive with the Hoechst Group and the Boehringer Mannheim Group including responsibilities in the areas of diabetes and in vitro diagnostics. His roles at these companies included Group President of several product divisions, Chief Technology Officer, General Manager in Tokyo, Japan of a marketing and sales joint venture between Boehringer and Yamanouchi Pharmaceuticals (now Astellas), Senior Vice President of Research and Development Diabetes and Patient Care in Mannheim, Germany as well as in Indianapolis, USA. Dr. Blobel earned his doctorate degree (“Dr.rer.nat.”; a Ph.D. equivalent) with a dissertation in Biochemistry and Microbiology from the University of Hohenheim, Germany and holds an advanced degree in Chemistry from the University of Stuttgart, Germany.

Richard J. Hawkins has been a Director since October 2004. Currently, Mr. Hawkins serves as the Chairman and CEO of LabNow, Inc., a privately-held company he founded in September 2003. LabNow is developing lab-on-a-chip sensor technology to be used in point-of-care diagnostic testing systems, including CD4 and viral load tests in resource scarce environments. From 1992 to 2000, Mr. Hawkins co-founded and served as Chairman of Sensus Drug Development, which developed and received regulatory approval for SOMAVERT®, a growth hormone antagonist approved for the treatment of acromegaly and now marketed by Pfizer in both the United States and Europe. In 1982, Mr. Hawkins founded Pharmaco, a clinical research organization (CRO) that in 1991 was merged with the predecessor of PPD-Pharmaco, becoming the cornerstone of one of the largest CROs in the world today. Mr. Hawkins graduated cum laude with a B.S. in Biology from Ohio University.

Rolf H. Henel has been a Director since June 1997. Mr. Henel has been a partner of Naimark & Associates, consultants to the health care industry, since 1994. Mr. Henel was a director and Treasurer of Bergen Community Blood Services from 1999 to 2005, Chairman of its Foundation from 2001 to 2004, and was the President of the Northern New Jersey Chapter of the American Association of Individual Investors from 1998 to 2006. From 1978 to 1993, Mr. Henel was with American Cyanamid Company, most recently as President of Cyanamid International, Lederle Division. Mr. Henel was a director and Chief Operating Officer of Immunomedics, Inc. from 1996 to 1997. Mr. Henel holds a M.B.A. from New York University and a B.A. from Yale University. Mr. Henel is also a director of Penwest Pharmaceuticals Co., a pharmaceutical company, and Draxis Health Inc., a pharmaceutical company. He recently was appointed to the North American Advisory Board of Schott, A.G., a German specialty glass manufacturer.

Ira D. Lawrence, M.D., has been a Director since June 2005. From June 2005 until June 2006, Dr. Lawrence served as President and Chief Executive Officer of SciClone Pharmaceuticals, Inc. From 1995 to 2005, Dr. Lawrence was at Fujisawa Healthcare, Inc., most recently as the Senior Vice President of Research and Development. Fujisawa Healthcare Inc. was the U.S. subsidiary of Fujisawa Pharmaceutical Co. that recently merged with Yamanouchi Pharmaceutical Co. to form Astellas Pharma Inc. From 1993 to 1995, Dr. Lawrence served as Vice President of Research and Development at GenDerm Corporation. Dr. Lawrence was the Associate Director of Clinical Studies, Immunology at Fujisawa Healthcare, Inc. from 1991 to 1993. Prior to 1991, Dr. Lawrence practiced internal medicine and allergy/clinical immunology, most recently as the Assistant Chief of Staff at the Veterans Administration Lakeside Medical Center and Assistant Professor at Northwestern University Medical School. Dr.

Lawrence earned his M.D. degree, from the Hahnemann Medical College (now Drexel University College of Medicine) and his B.A. from Temple University. Dr. Lawrence completed his internship and residency in internal medicine at Northwestern University and his fellowship at the Division of Allergy and Clinical Immunology at the Johns Hopkins University School of Medicine.

Jon S. Saxe has been a Director since August 2000. Mr. Saxe was President of PDL BioPharma, Inc. (formerly Protein Design Labs, Inc.) from 1995 to early-1999, and currently serves as a director of the company. From mid-1993 to 1995, Mr. Saxe was President of Saxe Associates, Inc., consultants to venture capital firms and biotechnology, diagnostic, and pharmaceutical companies. He was President and CEO of Synergen, Inc., a biotechnology company, from 1989 to 1993. Mr. Saxe is former Vice President, Licensing and Corporate Development and Head of Patent Law for Hoffmann-LaRoche Inc., where he worked for close to 30 years (1960-1989). Mr. Saxe received his J.D. from George Washington University School of Law and his L.L.M. from New York University School of Law. He serves as a director of other public and private companies, including Durect Corporation, InSite Vision, PDL BioPharma, Inc., Sciele Pharma, Inc. and Entelos.

Term; Director Independence

Each director’s term expires at the Annual Meeting. The Board of Directors has determined that, other than Friedhelm Blobel, Ph.D., our President and Chief Executive Officer, and Ira D. Lawrence, M.D., our former President and Chief Executive Officer, each of the members of the Board is an independent director for purposes of the NASDAQ Marketplace Rules. There are no family relationships among any of our directors or executive officers.

Board Meetings and Committees

The Board of Directors held thirteen meetings during the fiscal year ended December 31, 2006. The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. During the last fiscal year, director Richard J. Hawkins attended fewer than 75% of the total number of meetings of the Board and all of the committees of the Board on which such director served held during that period (excluding the Business Development Committee and Medical Review Committee), but all other currently-incumbent directors attended at least 75% of such meetings.

The following table sets forth the committees of the Board, the members of each committee since our 2006 annual meeting of stockholders and the number of meetings held by each committee during fiscal year 2006:

Committee Composition (Since 2006 Annual Meeting)	Age	Audit	Compensation	Nominating and Corporate Governance	Business Development	Medical Review
Dean S. Woodman	78	X			Chairman
John D. Baxter, M.D.	66		X			Chairman
Richard J. Hawkins	58	X	X
Rolf H. Henel	69		Chairman	Chairman
Ira D. Lawrence, M.D.	53			X	X	X
Jon S. Saxe	70	Chairman		X	X
Number of Meetings During Fiscal 2006		6	3	2	N/A	N/A

Audit Committee. The members of the Audit Committee during fiscal year 2006 were Jon S. Saxe (chairman), Richard J. Hawkins and Dean S. Woodman. Each of the members of the Audit Committee during fiscal year 2006 is independent for purposes of the NASDAQ Marketplace Rules as they apply to audit committee members. The Board of Directors has determined that Mr. Woodman is an audit committee financial expert, as defined in the rules of the U.S. Securities and Exchange Commission. The functions of the Audit Committee include retaining our independent auditors, reviewing their independence and overseeing their audit work, reviewing and pre-approving the planned scope of our annual audit and the terms of engagement for audit and non-audit services, reviewing the financial reports and other financial information provided to the public, reviewing the adequacy of disclosure controls and internal controls and procedures for financial reporting, reviewing our critical accounting policies, reviewing significant judgments made in the preparation of our financial statements and reviewing and approving any related party transactions. The Audit Committee held six meetings during fiscal year 2006.

Compensation Committee. The members of the Compensation Committee during fiscal year 2006 were Rolf H. Henel (chairman), John D. Baxter and Richard J. Hawkins. Each of the members of the Compensation Committee is independent for purposes of the NASDAQ Marketplace Rules. The Compensation Committee recommends to the full board the salary and bonus earned by the President and Chief Executive Officer, reviews and recommends to the full board salary and bonus levels for other executive officers, approves stock option grants to executive officers and approves all employment, severance and change-in-control agreements applicable to executive officers. The Compensation Committee held three meetings during fiscal year 2006.

Each year, at the request of the Compensation Committee, the Company’s President and Chief Executive Officer provides compensation recommendations for each of the executive officers. In February 2006, the Compensation Committee engaged a compensation consultant, Setren, Smallberg & Associates, Inc., to provide an optimal allocation of the different elements of compensation and recommended target amounts for each element of compensation. Taking these recommendations together, the Compensation Committee is responsible for determining and approving all compensation for the Company’s executive officers.

Nominating and Corporate Governance Committee. The members of the Nominating and Corporate Governance Committee during fiscal year 2006 until our 2006 Annual Meeting of Stockholders were Rolf H. Henel (chairman), John D. Baxter, M.D. and Jon S. Saxe; and the members of the Nominating and Corporate Governance Committee during fiscal year 2006 since our 2006 Annual Meeting of Stockholders were Rolf H. Henel (chairman), Ira D. Lawrence, M.D. and Jon S. Saxe. Each of the members of the Nominating and Corporate Governance Committee is independent for purposes of the NASDAQ Marketplace Rules, except Dr. Lawrence, who is a member pursuant to the “exceptional and limited circumstances exception” to such NASDAQ Marketplace Rules. The Nominating and Corporate Governance Committee considers qualified candidates for nomination for election to the Board of Directors and makes recommendations concerning such candidates, develops corporate governance principles for recommendation to the Board of Directors and oversees the regular evaluation of our directors. The Nominating and Corporate Governance Committee held two meetings during fiscal year 2006.

Business Development Committee. The members of the Business Development Committee during fiscal year 2006 until our 2006 Annual Meeting of Stockholders were John D. Baxter, M.D. (chairman), Richard J. Hawkins, Jon S. Saxe and Dean S. Woodman; and the members of the Business Development Committee during fiscal year 2006 since our 2006 Annual Meeting of Stockholders were Dean S. Woodman (chairman), Ira D. Lawrence, M.D. and Jon S. Saxe.

Medical Review Committee. The members of the Medical Review Committee during fiscal year 2006 were John D. Baxter, M.D. (chairman) and Ira D. Lawrence, M.D.

In February 2007, the Board combined the Business Development Committee and the Medical Review Committee, including all the activities of both committees, into a single Business Development Committee. Since February 2007, the members of the new Business Development Committee include all the members of the former Business Development Committee and Medical Review Committee.

Committee Charters and Other Corporate Governance Materials

The Board has adopted a written charter for each of the standing committees described above. The Board has also adopted a written Corporate Code of Conduct that applies to all of our officers, directors, employees, contract workers and anyone who conducts business with us. In addition, the Board has adopted written Corporate Governance Guidelines that address the composition of the Board, criteria for Board membership and other Board governance matters. Links to these materials are available in the Investor Relations section of our website at www.sciclone.com.

Director Nominations

Consistent with its charter, the Nominating and Corporate Governance Committee evaluates and recommends to the Board of Directors director nominees for each election of directors.

Director Qualifications

In fulfilling its responsibilities, the Nominating and Corporate Governance Committee has approved a Policy Regarding Director Nominations, pursuant to which the Committee considers the following factors in reviewing possible candidates for nomination as director:

•	the appropriate size of the Company’s Board of Directors and its Committees;

•	the perceived needs of the Board for particular skills, background and business experience;

•	the skills, background, reputation, and business experience of nominees compared to the skills, background, reputation, and business experience already possessed by other members of the Board;

•	nominees’ independence from management;

•	applicable regulatory and listing requirements, including independence requirements and legal considerations, such as regulatory compliance;

•	the benefits of a constructive working relationship among directors; and

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

The Nominating and Corporate Governance Committee’s goal is to assemble a Board of Directors that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience. Directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the best interests of our stockholders. They must also have an inquisitive and objective perspective and mature judgment. Director candidates must have sufficient time available in the judgment of the Nominating and Corporate Governance Committee to perform all Board and Committee responsibilities. Board members are expected to prepare for, attend, and participate in all Board and applicable Committee meetings.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating and Corporate Governance Committee may also consider such other factors as it may deem, from time to time, are in the best interests of the Company and its stockholders. The Nominating and Corporate Governance Committee believes that it is preferable that at least one member of the Board meet the criteria for an “audit committee financial expert” as defined by Securities and Exchange Commission rules. Under applicable listing requirements, at least a majority of the members of the Board must meet the definition of “independent director.” The Nominating and Corporate Governance Committee also believes that it is appropriate for one or more key members of the Company’s management to participate as members of the Board.

Identifying and Evaluating Candidates for Nomination as Director

The Nominating and Corporate Governance Committee has adopted procedures providing for the annual evaluation by the committee of the current members of the Board of Directors whose terms are expiring and who are willing to continue in service, against the criteria set forth above in determining whether to recommend these directors for election. Pursuant to the procedures it adopted, the Nominating and Corporate Governance Committee has initiated the regular assessment of the optimum size of the Board and its committees and the needs of the Board for various skills, background and business experience in determining if the Board requires additional candidates for nomination.

Candidates for nomination as director come to the attention of the Nominating and Corporate Governance Committee from time to time through incumbent directors, management, stockholders or third parties. These candidates may be considered at meetings of the Nominating and Corporate Governance Committee at any point during the year. Such candidates are evaluated against the criteria set forth above. If the Nominating and Corporate Governance Committee believes at any time that it is desirable that the Board consider additional candidates for nomination, the Committee may poll directors and management for suggestions or conduct research to identify possible candidates and may engage, if the Nominating and Corporate Governance Committee believes it is appropriate, a third party search firm to assist in identifying qualified candidates.

The Nominating and Corporate Governance Committee will evaluate any recommendation for director nominee proposed by a stockholder. In order to be evaluated in connection with the Nominating and Corporate Governance Committee’s established procedures for evaluating potential director nominees, any recommendation for director nominee submitted by a stockholder must be sent in writing to the Corporate Secretary, SciClone Pharmaceuticals, Inc., 901 Mariner’s Island Boulevard, Suite 205, San Mateo, CA 94404, not less than 120 days prior to the anniversary of the date proxy statements were mailed to stockholders in connection with the prior year’s annual meeting of stockholders and must contain the following information:

•	the candidate’s name, age, contact information and present principal occupation or employment; and

•	a description of the candidate’s qualifications, skills, background, and business experience during, at a minimum, the last five years, including his/her principal occupation and employment and the name and principal business of any corporation or other organization in which the candidate was employed or served as a director.

In addition, pursuant to Section 3.12 of the Company’s Bylaws, stockholders are permitted to nominate directors for consideration at an annual meeting. A stockholder nomination for a director to be elected at an annual meeting must be sent in writing to the Corporate Secretary, SciClone Pharmaceuticals, Inc., 901 Mariner’s Island Boulevard, Suite 205, San Mateo, CA 94404, not less than 120 days prior to the anniversary of the date proxy statements were mailed to stockholders in connection with the prior year’s annual meeting of stockholders and must contain the following information:

•	the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated;

•	a representation that the stockholder is a holder of record of stock of the corporation entitled to vote for the election of directors on the date of such notice of nomination and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice of nomination;

•	a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons pursuant to which the nomination or nominations are to be made by the stockholder;

•	such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors; and

•	the consent of each nominee to serve as a director of the Company if so elected.

All directors and director nominees must submit a completed form of the directors’ and officers’ questionnaire as part of the nominating process. The evaluation process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee will evaluate incumbent directors, as well as candidates for director nominee submitted by directors, management and stockholders consistently using the foregoing criteria and will select the nominees that, in the Committee’s judgment, best suit the needs of the Board at that time.

Communications by Stockholders with Directors

Stockholders may communicate with any and all Company directors by transmitting correspondence by mail, facsimile or email, addressed as follows:

Chairman of the Board
or Board of Directors
or [individual director]
c/o Corporate Secretary
SciClone Pharmaceuticals, Inc.
901 Mariner’s Island Boulevard, Suite 205
San Mateo, CA 94404
Fax: (650) 358-3469 or Email: rwaldron@sciclone.com

The Corporate Secretary maintains a log of such communications and will transmit as soon as practicable such communications to the identified director addressee(s), unless there are safety or security concerns that mitigate against further transmission of the communication as determined by the Corporate Secretary. The Board of Directors or individual directors so addressed will be advised of any communication withheld for safety or security reasons as soon as practicable. The Corporate Secretary will relay all communications to directors absent safety or security issues.

Director Attendance at Annual Meetings

The Company believes that it is desirable that directors attend the Company’s annual meeting of stockholders. The Company recently instituted a policy that it will make every effort to schedule its annual meeting of stockholders at a time and date to maximize attendance by directors taking into account the directors’ schedules. Of the seven directors then in office, four attended the 2006 Annual Meeting of Stockholders.

Compensation of Directors

Directors who are employees of the Company do not receive any compensation for their services as directors. During fiscal years 2006 and 2007, each of the Company’s non-employee directors who are not employees of the Company receive an aggregate of $30,000 per director for each year of their service on the Company’s Board of Directors, plus payment of out-of-pocket expenses relating to their service as Board members. In addition, directors receive an annual payment of $7,500 for their service on each committee of the Board of Directors, except that the chairman of each committee receives an annual payment of $10,000 for his service as committee chairman. In addition, the chairman of the Board (currently Mr. Dean Woodman) receives an additional annual payment of $13,000. Non-employee directors also receive an option grant of 50,000 shares upon election to the Board and annual stock option grants upon their re-election, as described below.

Notwithstanding the foregoing, due to changes to the composition of the Board that occurred at the 2006 Annual Meeting of Stockholders, in some cases directors received a partial amount of the total annual amounts listed above for their services in fiscal year 2006. For their services in fiscal year 2006, Dr. Baxter received $51,250, Mr. Hawkins received $48,750, Mr. Henel received $50,000, Mr. Saxe received $55,000 and Mr. Woodman received $59,250.

If Directors Baxter, Hawkins, Henel, Lawrence, Saxe and Woodman are reelected to the Board at the Annual Meeting, each will automatically receive an option to purchase 30,000 shares of the Company’s Common Stock under the Company’s 2004 Outside Directors Stock Option Plan, as amended to date. Each such option shall have a term of ten years and an exercise price equal to the closing price of the Company’s Common Stock as quoted on the NASDAQ National Market on the grant date of such option. In addition, each such option shall vest and become exercisable at the rate of one-twelfth of the shares subject to the option at the end of each one-month period from the date of grant except that, in the event of a change in control, any unexercisable or unvested portions of outstanding options shall be immediately exercisable and vested in full as of the date ten (10) days prior to the change in control, regardless of whether the option is assumed or substituted for by the acquirer.

The compensation information for the Company’s non-employee directors is set forth below:

2006 Director Compensation

Name of Director	Fees Earned or Paid in Cash ($)		Option Awards ($)	All Other Compensation ($)	Total ($)
Dean S. Woodman	$59,250	(1)	$43,503	—	$102,753
John D. Baxter, M.D.	51,250	(2)	43,503	—	94,753
Richard J. Hawkins	48,750	(3)	43,503	—	92,253
Rolf H. Henel	50,000	(4)	43,503	—	93,503
Jon. S. Saxe	55,000	(5)	43,503	—	98,503

(1)	Consists of $30,000 director fee, $13,000 for service as Chairman of the Board of Directors, $7,500 for service on the Audit committee for all of fiscal year 2006, $3,750 for service on the Business Development Committee until our 2006 Annual Meeting of Stockholders, and $5,000 for service as the chairman of the Business Development Committee for fiscal year 2006 since our 2006 Annual Meeting of Stockholders.

(2)	Consists of $30,000 director fee, $7,500 for service on the Compensation Committee for all of fiscal year 2006, $3,750 for service on the Corporate Governance and Nominating Committee for fiscal year 2006 until our Annual Meeting of Stockholders, $5,000 for service as the chairman of the Medical Review Committee for fiscal year 2006 since our 2006 Annual Meeting of Stockholders, and $5,000 for service as Chairman of the Business Development Committee for fiscal year 2006 until our 2006 Annual Meeting of Stockholders.

(3)	Consists of $30,000 director fee, $15,000 for service on the Audit and Compensation Committees for all of fiscal year 2006 and $3,750 for service on the Business Development Committee for fiscal year 2006 until our 2006 Annual Meeting of Stockholders.

(4)	Consists of $30,000 director fee, $20,000 for service as chairman of the Compensation and Corporate Governance and Nominating Committees for all of fiscal year 2006.

(5)	Consists of $30,000 director fee, $10,000 for service as chairman of the Audit Committee for all of fiscal year 2006, $15,000 for service on the Business Development and Corporate Governance and Nominating Committees for all of fiscal year 2006.

PROPOSAL NO. 2

APPROVAL OF THE AMENDMENT TO THE
SCICLONE PHARMACEUTICALS, INC. 2005 EQUITY INCENTIVE PLAN

At the Annual Meeting, the stockholders will be asked to approve an amendment to the SciClone Pharmaceuticals, Inc. 2005 Equity Incentive Plan (the “2005 Plan”) to increase by 3,000,000 the maximum number of shares of Common Stock that may be issued under the 2005 Plan. The Board of Directors believes that in order to successfully attract and retain the best possible candidates for positions of responsibility, we must continue to offer a competitive equity incentive program. As of March 31, 2007, only 1,019,792 shares remained available for the future grant of awards under the 2005 Plan. Therefore, the Board of Directors has unanimously adopted, subject to stockholder approval, an amendment to increase the maximum number of shares of Common Stock issuable under the 2005 Plan by 3,000,000 shares to a total of 7,800,000 shares to ensure that we will continue to have available a reasonable number of remaining shares for our equity incentive program.

Summary of the 2005 Plan

The following summary of the 2005 Plan is qualified in its entirety by the specific language of the 2005 Plan, a copy of which is available to any stockholder upon request or may be viewed without charge on the Securities and Exchange Commission website at www.sec.gov.

General. The purpose of the 2005 Plan is to advance the interests of the Company by providing a means through which the Company may attract and retain able employees, directors and consultants upon whom responsibility for the success of the Company rests and to provide them with a proprietary interest in the development and financial success of the Company that will encourage them to devote their best efforts to the business of the Company. These incentives may be provided under the 2005 Plan through the grant of stock options, stock appreciation rights, stock awards (stock purchase rights and stock bonuses), restricted stock units, performance shares and performance units.

Authorized Shares. The maximum aggregate number of shares that may be issued under the 2005 Plan will be 7,800,000 if our stockholders approve this Proposal Shares issued under the 2005 Plan may be authorized but unissued or reacquired shares of common stock of the Company.

Share Counting and Adjustments. Each share subject to an award granted under the 2005 Plan other than a “full value award,” which is any award settled in stock other than stock options, stock appreciation rights or stock purchase rights under which the Company receives monetary consideration equal to the fair market value of the shares, will reduce the number of shares remaining available for grant by one share, while each share subject to a full value award granted under the 2005 Plan will reduce the number of shares remaining available for grant by 1.3 shares. If an outstanding award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of stock acquired pursuant to an award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the participant’s original purchase price, the shares of stock allocable to the terminated portion of such award or such forfeited or repurchased shares of stock shall again be available for issuance under the 2005 Plan. Shares of stock shall not be deemed to have been issued pursuant to the 2005 Plan with respect to any portion of an award, other than an option or stock appreciation right, that is settled in cash. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations shall not again be available for issuance under the 2005 Plan. Upon payment in shares of stock pursuant to the exercise of a stock appreciation right, the number of shares available for issuance under the 2005 Plan shall be reduced by the gross number of shares for which the stock appreciation right is exercised. If the exercise price of an option is paid by tender to the Company, or attestation to the ownership, of shares of stock owned by the participant, the number of shares available for issuance under the 2005 Plan shall be reduced by the gross number of shares for which the option is exercised. To prevent dilution or enlargement of participants’ rights under the 2005 Plan, appropriate adjustments will be made to the number of shares authorized under the 2005 Plan, the numerical limits on awards described below under “Certain Award Limits” and the number and kind of shares and exercise price subject to outstanding awards in the event of any change in our common stock through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or if we make a distribution to our stockholders in a form other than common stock (excluding normal cash dividends) that has a material effect on the fair market value of our common stock. In such circumstances, the Compensation Committee also has the discretion under the 2005 Plan to adjust the terms of outstanding awards as it deems appropriate. Without affecting the number of shares available for grant under the 2005 Plan, the Compensation Committee may authorize the issuance or assumption of benefits under the 2005 Plan in connection with any merger, consolidation or similar transaction on such terms and conditions as it deems appropriate.

Certain Award Limits. In addition to the limitation described above on the total number of shares of our common stock that will be authorized for issuance under the 2005 Plan, the 2005 Plan limits the numbers of shares that may be issued under each type of award, subject to adjustment as described under “Share Accounting and Adjustments” above. Subject to stockholder approval of this Proposal, no more than 7,800,000 shares may be issued upon the exercise of incentive stock options granted under the 2005 Plan. No more than 5% of the maximum aggregate number of shares authorized under the 2005 Plan may be issued pursuant to full value awards that provide for vesting more rapidly than over a period of three years if vesting is based upon continued service alone or that have a performance period of less than 12 months if vesting is based on the attainment of performance goals, provided, however, that such limitations shall not preclude the acceleration of vesting of any such award upon death, disability, retirement, involuntary termination or a change in control, as determined by the Compensation Committee. To enable compensation in connection with certain types of awards to qualify as “performance-based” within the meaning of Section 162(m) of the Internal Revenue Code, the 2005 Plan establishes limits on the maximum aggregate number of shares or value for which awards may be granted to an employee in any fiscal year, as follows:

•	Stock options and stock appreciation rights: no more than 1,250,000 shares.

•	Stock awards and restricted stock unit awards, the grant or vesting of which is based upon the attainment of performance goals: no more than 750,000 shares.

•	Performance share awards: no more than 750,000 shares for each full fiscal year contained in the performance period of the award.

•	Performance unit awards: no more than $2,250,000 for each full fiscal year contained in the performance period of the award.

Administration. The 2005 Plan generally will be administered by the Compensation Committee of the Board of Directors (the “Committee”). Subject to the provisions of the 2005 Plan, the Committee will determine in its discretion the persons to whom and the times at which awards are granted, the types and sizes of awards, and all of their terms and conditions. The Committee may amend or cancel any award, waive any restrictions or conditions applicable to any award, and accelerate, extend or defer the vesting of any award. The Committee may delegate to one or more of its members or one or more officers of the Company the authority to grant awards under the 2005 Plan. The 2005 Plan provides, subject to certain limitations, for indemnification by the Company of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the 2005 Plan. All awards granted under the 2005 Plan will be evidenced by a written agreement between the Company and the participant specifying the terms and conditions of the award, consistent with the requirements of the 2005 Plan. The Committee will interpret the 2005 Plan and awards granted thereunder, and all determinations of the Committee will be final and binding on all persons having an interest in the 2005 Plan or any award.

Prohibition of Option and Stock Appreciation Right Repricing. The 2005 Plan expressly provides that, without the approval of a majority of the votes cast in person or by proxy at a meeting of our stockholders, the Committee may not provide for either the cancellation of outstanding options or stock appreciation rights in exchange for the grant of new options or stock appreciation rights at a lower exercise price or the amendment of outstanding options or stock appreciation rights to reduce the exercise price.

Eligibility. Awards may be granted to employees, consultants and directors of the Company or any subsidiary or parent corporation. Incentive stock options may be granted only to employees. As of March 31, 2007, the

Company had approximately 167 employees (including 3 executive officers), 13 consultants and 6 nonemployee directors who would be eligible to receive awards under the 2005 Plan.

Stock Options. The Committee may grant incentive stock options within the meaning of Section 422 of the Internal Revenue Code, nonstatutory stock options or any combination of these. The Committee establishes the exercise prices of options, provided that each option must have an exercise price that is not less than the fair market value of a share of our common stock on the date of grant, except that options granted pursuant to an assumption or substitution of another option in a manner that would qualify under Section 424(a) of the Internal Revenue Code may have exercise prices less than such minimum price. Any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company (a “10% Stockholder”) must have an exercise price equal to at least 110% of the fair market value of a share of common stock on the date of grant. The 2005 Plan provides that the option exercise price may be paid in cash or its equivalent, by tender of shares of common stock owned by the participant having a fair market value not less than the exercise price, by means of a broker-assisted cashless exercise or by other consideration as approved by the Committee from time to time.

Options will become vested and exercisable at such times and subject to such conditions and restrictions as may be specified by the Committee, including the attainment of one or more performance goals. The maximum term of an option granted under the 2005 Plan is ten years, provided that an incentive stock option granted to a 10% Stockholder must have a term not exceeding five years. Options will remain exercisable for such period of time following a participant’s termination of service as determined by the Committee and provided in the participant’s award agreement, provided that in no case may an option be exercised after its expiration date.

Incentive stock options are not transferable by the participant other than by will or by the laws of descent and distribution, and are exercisable during the participant’s lifetime only by the participant. However, nonstatutory stock options granted under the 2005 Plan may be assigned or transferred to the participant’s family members to the extent permitted by the Committee, in its discretion.

Stock Appreciation Rights. The Committee may grant stock appreciation rights either in tandem with a related option (a “Tandem SAR”) or independently of any option (a “Freestanding SAR”). A Tandem SAR requires the option holder to elect between the exercise of the underlying option for shares of common stock or the surrender of the option and the exercise of the related stock appreciation right. A Tandem SAR is exercisable only at the time and only to the extent that the related stock option is exercisable, while a Freestanding SAR is exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The exercise price of each stock appreciation right may not be less than the fair market value of a share of our common stock on the date of grant.

Upon the exercise of any stock appreciation right, the participant is entitled to receive an amount equal to the excess of the fair market value of the underlying shares of common stock as to which the right is exercised over the aggregate exercise price for such shares. Payment of this amount upon the exercise of a Tandem SAR may be made only in shares of common stock whose fair market value on the exercise date equals the payment amount. At the Committee’s discretion, we may pay this amount upon the exercise of a Freestanding SAR in cash or in shares of common stock whose fair market value on the exercise date equals the payment amount, and we may make the payment in a lump sum or we may defer payment in accordance with the terms of the participant’s award agreement. The maximum term of any stock appreciation right granted under the Plan is ten years.

Stock appreciation rights are generally nontransferable by the participant other than by will or by the laws of descent and distribution, and are generally exercisable during the participant’s lifetime only by the participant. Other terms of stock appreciation rights are generally similar to the terms of comparable stock options.

Stock Awards. The Committee may grant stock awards under the 2005 Plan either in the form of a stock purchase right, giving a participant an immediate right to purchase common stock, or in the form of a stock bonus, for which the participant furnishes consideration in the form of services to the Company. The Committee determines the purchase price payable under stock purchase awards, which may be less than the then current fair market value of our common stock. Stock awards may be subject to vesting conditions based on service or the achievement of such performance criteria as the Committee specifies, including the attainment of one or more performance goals similar to those described below in connection with performance awards. Unless otherwise provided by the

Committee, a participant will forfeit any shares of stock as to which vesting conditions have not been satisfied prior to the participant’s termination of service for any reason. Unless otherwise determined by the Committee, participants holding stock awards subject to vesting conditions will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original award.

Restricted Stock Units. The Committee may grant restricted stock units under the 2005 Plan, which represent rights to receive shares of our common stock at a future date determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s services to the Company. The Committee may grant restricted stock unit awards subject to the attainment of one or more performance goals, similar to those described below in connection with performance awards, or may make the awards subject to vesting conditions similar to those applicable to stock awards. Unless otherwise provided by the Committee, a participant will forfeit any restricted stock units which have not vested prior to the participant’s termination of service. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of common stock are issued in settlement of such awards. However, the Committee may grant restricted stock units that entitle their holders to dividend equivalent rights, which are rights to receive additional restricted stock units for a number of shares whose value is equal to any cash dividends we pay. Restricted stock units will be settled by distribution to the participant of a number of whole shares of common stock equal to the number of restricted stock units subject to the award on the date on which the units vest or another date specified by the Committee or elected by the participant and set forth in the award agreement. Alternatively, the Committee may provide for settlement of restricted stock units in cash for an amount equal to the fair market value of the shares otherwise issuable to the participant.

Performance Awards. The Committee may grant performance awards subject to such conditions and the attainment of such performance goals over such periods as the Committee determines in writing and sets forth in a written agreement between the Company and the participant. These awards may be designated as performance shares or performance units. Performance shares and performance units are unfunded bookkeeping entries generally having initial values, respectively, equal to the fair market value determined on the grant date of a share of common stock and an initial monetary value as determined by the Committee. Performance awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more predetermined performance goals are attained within a predetermined performance period. To the extent earned, performance awards may be settled in cash, shares of common stock (including shares of restricted stock) or any combination thereof.

Prior to the beginning of the applicable performance period or such later date as permitted under Section 162(m) of the Internal Revenue Code, the Committee will establish one or more performance goals applicable to the award. Performance goals will be based on the attainment of specified target levels with respect to one or more measures of business or financial performance of the Company and each subsidiary corporation consolidated with the Company for financial reporting purposes, or such division or business unit of the Company as may be selected by the Committee. The Committee, in its discretion, may base performance goals on one or more of the following such measures: revenue; sales; expenses; operating income; gross margin; operating margin; earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization; pre-tax profit; net operating income; net income; economic value added; free cash flow; operating cash flow; stock price; earnings per share; return on stockholder equity; return on capital; return on assets; return on investment; employee satisfaction; employee retention; balance of cash, cash equivalents and marketable securities; market share; number of customers; customer satisfaction; product development; completion of a joint venture or other corporate transaction; completion of identified special project; and overall effectiveness of management.

The target levels with respect to these performance measures may be expressed on an absolute basis or relative to a standard specified by the Committee. The degree of attainment of performance measures will be calculated in accordance with generally accepted accounting principles, but prior to the accrual or payment of any performance award for the same performance period, and, according to criteria established by the Committee, excluding the effect (whether positive or negative) of changes in accounting standards or any extraordinary, unusual or nonrecurring item occurring after the establishment of the performance goals applicable to a performance award.

Following completion of the applicable performance period, the Committee will certify in writing the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant. The Committee retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be payable on the basis of the performance goals attained by a participant who is a “covered employee” within the meaning of Section 162(m) of the Internal Revenue Code. However, no such reduction may increase the amount paid to any other participant. The Committee may make positive or negative adjustments to performance award payments to participants other than covered employees to reflect the participant’ s individual job performance or other factors determined by the Committee. In its discretion, the Committee may provide for the payment to a participant awarded performance shares of dividend equivalents with respect to cash dividends paid on the Company’s common stock. The Committee may provide for performance award payments in lump sums or installments. If any payment is to be made on a deferred basis, the Committee may provide for the payment of dividend equivalents or interest during the deferral period.

Unless otherwise provided by the Committee, if a participant’s service terminates due to the participant’s death or disability prior to completion of the applicable performance period, the final award value will be determined at the end of the performance period on the basis of the performance goals attained during the entire performance period but will be prorated for the number of months of the participant’s service during the performance period. If a participant’s service terminates prior to completion of the applicable performance period for any other reason, the Plan provides that, unless otherwise determined by the Committee, the performance award will be forfeited. No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period.

Change in Control. In the event of a “change in control,” as such term is defined by the 2005 Plan, the surviving, continuing, successor or purchasing entity or its parent may, without the consent of any participant, either assume or continue in effect any or all outstanding options and stock appreciation rights or substitute substantially equivalent options or rights for its stock. Any options or stock appreciation rights which are not assumed or continued in connection with a change in control will terminate effective as of the time of the change in control. In addition, the Committee may provide for the acceleration of vesting of any or all outstanding options or stock appreciation rights upon such terms and to such extent as it determines. The 2005 Plan also authorizes the Committee, in its discretion and without the consent of any participant, to cancel each or any outstanding option or stock appreciation right upon a change in control in exchange for a payment to the participant with respect to each vested share (and each unvested share if so determined by the Committee) subject to the cancelled award of an amount equal to the excess of the consideration to be paid per share of common stock in the change in control transaction over the exercise price per share under the award. The Committee, in its discretion, may provide in the event of a change in control for the acceleration of vesting and/or settlement of any stock award, restricted stock unit award or performance award held by a participant upon such conditions and to such extent as determined by the Committee.

Awards Subject to Section 409A of the Code. Certain awards granted under the 2005 Plan may be deemed to constitute “deferred compensation” within the meaning of Section 409A of the Internal Revenue Code, providing rules regarding the taxation of nonqualified deferred compensation plans, and such regulations or other administrative guidance that may be issued pursuant to Section 409A. Any such awards will be required to comply with the requirements of Section 409A. Notwithstanding any provisions of the 2006 Plan to the contrary, the Committee is authorized, in its sole discretion and without the consent of any participant, to amend the 2005 Plan or any award agreement as it deems necessary or advisable to comply with Section 409A.

Termination or Amendment. The 2005 Plan will continue in effect until its termination by the Committee, provided that all awards shall be granted within 10 years from the effective date of its adoption upon approval by the stockholders. The Committee may terminate or amend the 2005 Plan at any time, provided that no amendment may be made without stockholder approval that would increase the maximum aggregate number of shares of stock authorized for issuance under the 2005 Plan, change the class of persons eligible to receive incentive stock options or require stockholder approval under any applicable law, regulation or rule. No termination or amendment may affect any outstanding award unless expressly provided by the Committee, and, in any event, may not adversely affect an outstanding award without the consent of the participant unless necessary to comply with any applicable law, including, but not limited to, Section 409A of the Internal Revenue Code.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2005 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options. A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option. Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. In such event, we will not be entitled to any corresponding deduction for federal income tax purposes. In the event of the participant’s disposition of shares before both of these holding periods have been satisfied (a “disqualifying disposition”), the participant will recognize ordinary income equal to the spread between the option exercise price and the fair market value of the shares on the date of exercise, but in most cases not to exceed the gain realized on the sale, if lower. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.

In general, the difference between the option exercise price and the fair market value of the shares on the date when an incentive stock option is exercised is treated as an adjustment in computing income that may be subject to the alternative minimum tax, which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

Nonstatutory Stock Options. Options not designated or qualifying as incentive stock options are nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income upon receipt of such an option. Upon exercising a nonstatutory stock option, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the exercise date, will be taxed as capital gain or loss. The Company generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.

Stock Appreciation Rights. A participant recognizes no taxable income upon the receipt of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.

Stock Awards. A participant acquiring stock by means of a stock purchase right or stock bonus generally will recognize ordinary income equal to the excess of the fair market value of the shares on the “determination date” over the price paid, if any, for such shares. The “determination date” is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Internal Revenue Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.

Performance and Restricted Stock Unit Awards. A participant generally will recognize no income upon the receipt of a performance share, performance unit or restricted stock unit award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and the fair market value of any shares of stock received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above (see discussion under “Stock Awards”). Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the “determination date” (as defined above under “Stock Awards”), will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the settlement date, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.

Options Granted to Certain Persons

The aggregate numbers of shares of Common Stock subject to options granted to certain persons under the 2005 Plan since its inception and through March 31, 2007 are as follows: (i) Friedhelm Blobel, Ph.D., President and Chief Executive Officer, 1,000,000 shares; (ii) Richard A. Waldron, Executive Vice President and Chief Financial Officer, 190,000 shares; (iii) Hans P. Schmid, President and Managing Director, SciClone Pharmaceuticals International, Ltd., 195,000 shares; (iv) all current executive officers as a group, an aggregate of 1,385,000 shares; (v) all current directors who are not executive officers as a group, no shares; and (vi) all employees, including current officers who are not executive officers, as a group, an aggregate of 2,379,583 shares. Since its inception, no options have been granted under the 2005 Plan to any other nominee for election as a director, or any associate of any such director, nominee or executive officer, and no other person has been granted five percent or more of the total amount of options granted under the 2005 Plan.

Required Vote

Approval of this proposal requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on this proposal. If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the same effect as a negative vote. If you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, your broker will not have the authority to vote your shares. Broker non-votes will have no effect on the outcome of this vote. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum.

Recommendation of the Board of Directors:

THE BOARD BELIEVES THAT THE PROPOSED AMENDMENT OF THE 2005 PLAN IS IN THE BEST
INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS FOR THE REASONS STATED
ABOVE AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT TO
INCREASE THE MAXIMUM NUMBER OF SHARES AVAILABLE UNDER THE
2005 PLAN FROM 4,800,000 SHARES TO 7,800,000 SHARES.

PROPOSAL NO. 3

APPROVAL OF THE AMENDMENT TO THE
SCICLONE PHARMACEUTICALS, INC. 2004 OUTSIDE DIRECTORS STOCK OPTION PLAN

At the Annual Meeting, the stockholders will be asked to approve an amendment to the SciClone Pharmaceuticals, Inc. 2004 Outside Directors Stock Option Plan (the “Directors Plan”) to increase by 750,000 the maximum number of shares of Common Stock that may be issued under that Directors Plan. The Directors Plan is intended to assist the Company in attracting and retaining highly qualified individuals to serve as directors of the Company and to provide incentives directed toward increasing the value of the Company for its stockholders. As of March 31, 2007, only 470,000 shares remained available for the future grant of stock options under the Directors Plan. Therefore, the Board of Directors has unanimously adopted, subject to stockholder approval, an amendment to increase the maximum number of shares of Common Stock issuable under the Directors Plan by 750,000 shares to a total of 1,765,000 shares. The Board of Directors believes that approval of this amendment is in the best interests of the Company and its stockholders in order to provide a competitive equity incentive program that will enable us to continue to recruit and retain capable directors who are essential to the long-term success of the Company.

Summary of the Directors Plan

The following summary of the Directors Plan is qualified in its entirety by the specific language of the Directors Plan, a copy of which is available to any stockholder upon request or may be viewed without charge on the Securities and Exchange Commission website at www.sec.gov.

General. The Directors Plan provides for the automatic grant of nonstatutory stock options to members of the Board of Directors who are not employees of the Company or of any subsidiary or parent of the Company (the “Outside Directors”). It is intended to qualify as a “formula plan” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934.

Authorized Shares. The maximum aggregate number of shares that may be issued under the Directors Plan will be 1,765,000 shares if the stockholders approve this Proposal. Shares issued under the Directors Plan may be authorized but unissued or reacquired shares of common stock of the Company.

Share Counting and Adjustments. If an outstanding option under the Directors Plan expires or terminates prior to being exercised in full, the shares of Common Stock for which such option is not exercised will be returned to the Directors Plan and again become available for grant. Appropriate adjustments will be made to the number of shares authorized under the Directors Plan, to the terms applicable to automatic grants of options described below, and to outstanding options in the event of any change in our common stock through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or if we make a distribution to our stockholders in a form other than common stock (excluding normal cash dividends) that has a material effect on the fair market value of our common stock.

Administration. The Directors Plan is intended to operate automatically without discretionary administration. To the extent administration is necessary, it will be performed by the Board of Directors or a committee of the Board. (For the purposes of this discussion, the term “Board” refers to the Board of Directors or such committee.) The Board has no discretion to select the Outside Directors who are granted options under the Directors Plan or to fix the terms of any such options. The Directors Plan provides, subject to certain limitations, for indemnification by the Company of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the Plan. The Board is authorized to interpret the Directors Plan and options granted under it, and any such interpretation by the Board will be binding.

Eligibility. Only directors of the Company who are Outside Directors at the time of grant are eligible to participate in the Directors Plan. Currently, we have six (6) Outside Directors.

Automatic Grant of Options. Options will be granted automatically under the Directors Plan. Upon first being elected or appointed as an Outside Director, an individual will be granted an option (an “Initial Option”) for 50,000 shares of our Common Stock on the day of his or her initial election or appointment. On the day of each annual meeting of stockholders, each Outside Director who remains in office immediately following the meeting will be granted an option (an “Annual Option”) for 30,000 shares of Common Stock. However, an Outside Director granted an Initial Option within one year prior to the date of the annual meeting will be granted an Annual Option for a number of shares equal to 30,000 multiplied by a fraction, the numerator of which is the number of full months which have lapsed since the date of appointment as an Outside Director and the denominator of which is twelve.

Terms and Conditions of Options. Each option granted under the Directors Plan will be evidenced by a written agreement specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the provisions of the Directors Plan. The exercise price under each option will equal the fair market value of a share of our Common Stock on the date of grant. The exercise price may be paid in cash, by check, by surrender of previously acquired shares of Common Stock having a fair market value not less than the exercise price, to the extent legally permitted, or by assignment of the proceeds of a sale or loan with respect to some or all of the shares acquired upon the exercise.

Initial Options will become exercisable in three equal annual installments beginning on the first anniversary of the date of grant, and Annual Options will become exercisable in twelve equal monthly installments from the date of grant, subject in each case to the Outside Director’s continuous service on our Board of Directors. Unless earlier terminated under the terms of the Directors Plan or the option agreement, each option will remain exercisable for 10 years after grant. An option granted under the Directors Plan may be exercised only by the optionee during his or her lifetime and may not be transferred or assigned, except by will or the laws of descent and distribution. However, if permitted by the Board, an option may be assigned or transferred to the optionee’s family members.

Change in Control. The Plan defines a “Change in Control” of the Company as any of the following events upon which our stockholders immediately before the event do not retain immediately after the event, in substantially the same proportions as their ownership of shares of our voting stock immediately before the event, direct or indirect beneficial ownership of a majority of the total combined voting power of our voting securities, its successor or the corporation to which our assets were transferred: (i) a sale or exchange by the stockholders in a single or series of related transactions of more than 50% of our voting stock; (ii) a merger or consolidation in which we are a party; (iii) the sale, exchange or transfer of all or substantially all of our assets; or (iv) a liquidation or dissolution of the Company. If a Change in Control occurs, then all options outstanding under the Directors Plan will become immediately exercisable and vested in full as of the date ten days prior to the Change in Control. In addition, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof may either assume or substitute new options for the options outstanding under the Directors Plan. To the extent that the options outstanding under the Directors Plan are not assumed, replaced or exercised prior to the Change in Control, they will terminate.

Termination or Amendment. Unless earlier terminated by the Board, the Directors Plan will terminate when all of the shares available for issuance under the Directors Plan have been issued. The Directors Plan may be terminated or amended by the Board at any time, except that any amendment will be subject to stockholder approval if it would increase the total number of shares of Common Stock reserved for issuance thereunder, or would change the class of persons eligible to receive options or change the amount, timing or exercise price formula of the automatic grant of options. No termination or amendment of the Directors Plan may adversely affect an outstanding option without the consent of the optionee.

Options Granted and to be Granted to Certain Persons

The aggregate numbers of shares of Common Stock subject to options granted to certain persons under the Directors Plan since its inception are as follows: (i) Dean S. Woodman, 90,000 shares; (ii) John D. Baxter, M.D., 90,000 shares; (iii) Richard J. Hawkins, 95,000 shares; (iv) Rolf H. Henel, 90,000 shares; (v) Ira D. Lawrence, M.D., 30,000 shares; (vi) Jon S. Saxe, 90,000 shares; and (vii) all current directors who are not executive officers as a group, an aggregate of 485,000 shares. No other persons are eligible to receive options under the Directors Plan.

The table below sets forth the grants of stock options that will be received under the Directors Plan during the fiscal year ending December 31, 2007 by certain individuals and groups. This table is furnished pursuant to the rules of the Securities and Exchange Commission. Only nonemployee directors are eligible to participate in the Directors Plan.

Plan Benefits

NAME AND POSITION	SHARES
Friedhelm Blobel, Ph.D., President and Chief Executive Officer	0
Richard A. Waldron, Executive Vice President and Chief Financial Officer	0
Hans P. Schmid, President and Managing Director, SciClone Pharmaceuticals International, Ltd.	0
All Current Executive Officers, as a Group	0
All Current Directors Who Are not Executive Officers, as a Group (the following 6 Persons) • Dean S. Woodman • John D. Baxter, M.D. • Richard J. Hawkins • Rolf H. Henel • Ira D. Lawrence, M.D. • Jon S. Saxe	180,000
All Employees, Including all Current Officers Who Are not Executive Officers, as a Group	0

Summary of U.S. Federal Income Tax Consequences.

All options granted under the Directors Plan will be nonstatutory options, that is, options not intended to be incentive stock options within the meaning of Section 422 of the Code. For a summary of the United States federal income tax consequences of participation in the Directors Plan, see the discussion of the treatment of nonstatutory stock options under “PROPOSAL NO. 2. APPROVAL OF THE AMENDMENT TO THE SCICLONE PHARMACEUTICALS, INC. 2005 EQUITY INCENTIVE PLAN—Summary of U.S. Federal Income Tax Consequences.”

Required Vote

Approval of this proposal requires the affirmative vote of a majority of the shares voted affirmatively or negatively on the proposal at the Annual Meeting, either in person or by proxy. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum but will otherwise have no effect on the outcome of this vote.

Recommendation of the Board of Directors:

THE BOARD BELIEVES THAT THE AMENDMENT OF THE DIRECTORS PLAN IS IN THE BEST
INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS FOR THE REASONS STATED ABOVE
AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” AMENDMENT OF THE DIRECTORS PLAN.

PROPOSAL NO. 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

General

Ernst & Young LLP has served as the Company’s independent auditors since 1991 and has been appointed by the Board to continue as the Company’s independent auditors for the fiscal year ending December 31, 2007. In the event that ratification of this selection of auditors is not approved by a majority of the shares of Common Stock voting at the Annual Meeting in person or by proxy, management will review its future selection of auditors.

A representative of Ernst & Young LLP is expected to be present at the Annual Meeting. This representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

Principal Accountant Fees

The following table sets forth the aggregate fees billed to the Company for the fiscal years ended December 31, 2006 and December 31, 2005 by the Company’s principal accounting firm, Ernst & Young LLP:

	2006	2005
Audit Fees	$799,699	$728,055
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	0	0
Total	$799,699	$728,055

The Audit Committee’s policy requires the Audit Committee to approve in advance the engagement of the independent auditor and the fees and other terms of any such engagement for all audit services and non-audit services. Pre-approval is provided for in the Audit Committee’s charter if the Committee establishes policies and procedures therefore and (i) any pre-approval is detailed as to the particular service or category of services and (ii) the independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with such pre-approval. During fiscal years 2005 and 2006, no fees were approved by the Audit Committee pursuant to the de minimis exception established by the Securities and Exchange Commission.

Required Vote

Stockholder ratification of the selection of Ernst & Young LLP as independent auditors is not required by our bylaws or otherwise. The Board of Directors, however, is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify the selection, the Audit Committee and the Board of Directors will reconsider whether or not to retain Ernst & Young LLP. Even if the selection is ratified, the Audit Committee or the Board of Directors in their discretion may direct the appointment of a different independent auditor at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.

The selection of Ernst & Young LLC as independent auditor will be deemed to have been ratified by the stockholders upon the affirmative vote of a majority of the votes cast affirmatively or negatively on the proposal at the Annual Meeting, as well as the presence of a quorum representing a majority of the shares of Common Stock of the Company entitled to vote at the Annual Meeting, present in person or represented by proxy. Abstentions and broker non-votes will each be counted as present for purposes of determining a quorum but will not have any effect on the outcome of the proposal.

Recommendation of the Board of Directors:

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE
APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT
AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2007.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to beneficial ownership of shares of the Company’s Common Stock as of March 31, 2007 by:

•	all those known by the Company to be beneficial owners of more than 5% of its Common Stock;

•	the President and Chief Executive Officer of the Company (our principal executive officer), the Executive Vice President and Chief Financial Officer of the Company (our principal financial officer) and the most highly-compensated executive officers of the Company as of December 31, 2006 (or any executive officer who would have been among the most highly-compensated but for the fact that such an individual was not serving as an executive officer as of December 31, 2006) whose total salary and bonus for the fiscal year ended December 31, 2006 exceeded $100,000 for services in all capacities to the Company (collectively, the “Named Executive Officers”);

•	each director of the Company; and

•	all directors and executive officers of the Company as a group.

The following table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the Securities and Exchange Commission and information supplied by Mellon Investor Services LLC as of the most recent practicable date. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 46,083,749 shares outstanding on March 31, 2007. Unless otherwise indicated below, the address for the persons and entities listed below is the Company’s address at 901 Mariner’s Island Boulevard, Suite 205, San Mateo, California 94404.

	SHARES BENEFICIALLY OWNED (1)
NAME	NUMBER	PERCENT
Sigma-Tau and Affiliates (2) c/o Sigma-Tau Finance S.A. 13, Boulevard du Prince Henri L-1724, Luxembourg	8,945,719	19.3%
Friedhelm Blobel, Ph.D. (3)	0	*
Richard A. Waldron (4)	614,893	1.3%
Hans P. Schmid (5)	312,565	*
Alfred R. Rudolph, M.D. (6)	301,728	*
Dean S. Woodman (7)	182,500	*
John D. Baxter, M.D. (8)	538,992	1.2%
Richard J. Hawkins (9)	75,834	*
Rolf H. Henel (10)	212,500	*
Ira D. Lawrence, M.D. (11)	227,500	*
Jon S. Saxe (12)	162,500	*
All directors and executive officers as a group (10 persons) (13)	2,629,012	5.5%

*	Less than 1%.

(1)	Except pursuant to applicable community property laws, the Company believes the persons named in the table have sole voting and investment power with respect to all shares. Under the rules of the Securities and Exchange Commission, a person is deemed to be the beneficial owner of shares that can be acquired by such person within 60 days upon the exercise of options.

(2)	Includes 2,769 put options to acquire 276,900 shares of common stock and 961 call options to acquire 96,100 shares of common stock.

(3)	None of Dr. Blobel’s options are exercisable until June 2, 2007.

(4)	Includes 580,333 shares issuable pursuant to options exercisable within 60 days of March 31, 2007.

(5)	Includes 265,918 shares issuable pursuant to options exercisable within 60 days of March 31, 2007.

(6)	Consists of 301,728 shares held by Dr. Rudolph. Due to his leaving the Company, Dr. Rudolph’s unexercised options expired on February 15, 2007.

(7)	Includes 162,500 shares issuable pursuant to options exercisable within 60 days of March 31, 2007.

(8)	Consists of 361,492 shares held by John D. Baxter and Ethelee D. Baxter as Trustees, FBO The Baxter Family Revocable Trust UDT 11/8/95 and 177,500 shares issuable pursuant to options exercisable within 60 days of March 31, 2007.

(9)	Consists of 75,834 shares issuable pursuant to options exercisable within 60 days of March 31, 2007.

(10)	Includes 202,500 shares issuable pursuant to options exercisable within 60 days of March 31, 2007.

(11)	Consists of 227,500 shares issuable pursuant to options exercisable within 60 days of March 31, 2007.

(12)	Consists of 162,500 shares issuable pursuant to options exercisable within 60 days of March 31, 2007.

(13)	Includes 1,854,585 shares issuable pursuant to options exercisable within 60 days of March 31, 2007.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Compensation Discussion and Analysis

The Company is committed to developing and commercializing innovative products to treat life-threatening diseases for patients with significant unmet medical needs. To accomplish this objective, we design our compensation programs to attract, motivate and retain employees dedicated to working towards our short and long-term corporate goals. People are one of our key assets, and we seek to hire employees who share our corporate vision and values and have the skills and motivation to execute our corporate strategy. In the dynamic work environment at the Company, we foster the following corporate values:

•	Leadership

•	Innovation and creativity

•	Diversity

•	Teamwork

•	Accountability

•	High ethical standards

Our corporate culture emphasizes high ethical standards and accountability while encouraging employees to innovate and create in executing our corporate strategy. We seek professionals from diverse backgrounds to add balanced perspectives to our work in teams. Our executive officers and senior employees aim to provide leadership to provide professional development opportunities and motivation for our employees on a continual basis.

Each year, we establish overall corporate objectives and milestones as well as individual employee objectives and together develop strategies to accomplish these goals. On a regular basis, we meet with employees to evaluate progress towards achieving these overall corporate and individual employee objectives. Our compensation policies are designed to provide incentives for employees to meet their individual employee objectives while advancing our overall corporate goals and helping to build value for our stockholders.

The Company’s Board of Directors has a Compensation Committee which meets regularly to make decisions regarding the compensation of directors and executive officers of the Company. The Compensation Committee is responsible for determining and approving all compensation paid to the Company’s executive officers:

•	President and Chief Executive Officer

•	Executive Vice President and Chief Financial Officer

•	President and Managing Director, SciClone Pharmaceuticals International Ltd.

•	Chief Operating Officer (until he left SciClone in November 2006)

The Compensation Committee is comprised of non-employee directors of the Company. The Compensation Committee reviews the performance and compensation levels for executive officers and approves base salary, annual cash incentives and long-term equity incentives for the President and Chief Executive Officer and other executive officers. Compensation for all other employees is determined and approved by the executive officers and Human Resources Department of the Company.

Our total compensation package seeks to align employees’ performance with stockholders’ interests measured over the short and long-term. We aim to balance a fixed cash base salary with variable cash and equity incentives to motivate employees to reach their individual employee objectives as well as our overall corporate objectives. To provide for the welfare of all of our employees, we provide a comprehensive benefits package of healthcare, disability and insurance coverage as well as an employee-funded, employer-matched retirement plan.

Objectives of Our Compensation Program

The primary objective of the Company’s compensation program is to attract and retain employees of outstanding ability and potential and motivate them to achieve their individual employee objectives as well as our overall corporate goals with a focus on creating value for our stockholders. The objectives of our compensation program include the following:

•	Attract, motivate and retain employees committed to our common goal of developing innovative products to meet patients’ unmet medical needs

•	Motivate employees to work towards completing our overall corporate goals and milestones and their individual employee objectives over the short and long-term

•	Align our employees’ performance with our stockholders’ interests

•	Compete effectively with our biotechnology peers for valuable human resources

What Our Compensation Program is Designed to Reward

Our compensation program is designed to reward employees’ performance in terms of their individual employee objectives and our overall corporate objectives as measured over a short and long-term basis. We seek to align employees’ performance with the interests of our stockholders. The vesting of our options and retirement plans encourages employee retention and provides a balance between short and long-term elements of compensation.

At the beginning of each year, the Compensation Committee develops overall corporate goals and individual executive objectives for the President and Chief Executive Officer and evaluates and rewards performance in light of those objectives. After the performance objectives for the President and Chief Executive Officer are established, our President and Chief Executive Officer meets with the executive officers to communicate overall corporate goals and establish individual employee objectives for all of the Company’s employees.

Performance objectives typically include the progress of sales growth to China, advancement of clinical and regulatory programs, success of commercialization activities, management of costs and expenses, and attainment of necessary capital resources. Since many of the traditional performance criteria such as earnings per share do not apply to a biotechnology company such as SciClone, the Compensation Committee must make a subjective assessment of qualitative factors in assessing corporate performance.

For the year ended December 31, 2006, the Company’s overall corporate goals were the following:

•	Increase revenues from China by 15%

•	Formulate corporate strategy addressing China asset and product portfolio

•	Add one new product for the China market

•	Begin phase 3 trial for thymalfasin in malignant melanoma

•	Conclude development and commercialization plans for thymalfasin oncology development

•	Begin clinical trial for SCV-07

•	Decide development approach for thymalfasin as treatment for hepatocellular carcinoma

For the year ending December 31, 2007, the Company’s overall corporate goals are the following:

•	Increase revenues from China by over 10%

•	Launch DC BeadTM in China

•	Expand clinical development, regulatory and business development capabilities in China

•	Acquire one more new product for the China market

•	Begin enrollment in phase 3 clinical trial for thymalfasin in malignant melanoma

•	Begin enrollment in phase 2 clinical trial for SCV-07 and one additional phase 2 clinical trial for thymalfasin or SCV-07

•	Complete animal model studies for SCV-07 in various indications

Elements of Our Compensation Program and How Each Element is Chosen

The key elements of our compensation program for executives and employees consist of base salary, annual cash incentives and long-term equity incentives. Our compensation package also includes a comprehensive benefits package of healthcare, disability and insurance coverage as well as an employee-funded, employer-matched retirement plan. Our options and retirement plans have vesting schedules to encourage employee retention and a long-term commitment towards advancing our corporate objectives. Each element of our compensation program is chosen with a goal of providing incentives to employees to achieve their individual employee objectives as well as our overall corporate goals. The elements of compensation are varied to achieve the following balances:

•	Fixed and variable compensation to reward individual and corporate performance

•	Cash and equity compensation to align employees’ performance with stockholders’ interests

•	Short and long-term compensation to encourage retention and reward long-term service to the Company

Elements of the Company’s Compensation Program

Element of Compensation	How Element of Compensation is Determined	Purpose of Element of Compensation
Base Salary	Based on the base salaries offered by comparable companies	Provide a fixed salary which is competitive with that of comparable companies

Annual Cash Incentives
Based on range of percentages of base salary offered by comparable companies, actual percentage awarded based on targeted total compensation, achieving individual and corporate objectives, and the individual’s performance in relation to the objectives
Provide a variable cash incentive to motivate employees to achieve individual and corporate objectives

Long-Term Equity Incentives	Based on the long-term equity incentives offered by comparable companies Long-term equity incentives include the following: Stock options Performance Awards
Provide a variable long-term equity incentive to motivate employees to achieve individual and corporate objectives and align interests of employees with those of stockholders
Long-term equity incentives seek to encourage a focus on growth, profitability, stock price appreciation, insider ownership of stock and retention of employees

Retirement Benefits	Offered to all employees as pre-tax employee contributions and matching corporate contributions to an individual 401-K plan	Retain employees and offer vehicles for retirement savings

Element of Compensation	How Element of Compensation is Determined	Purpose of Element of Compensation
Health and Welfare Benefits
Offered to all employees to provide a comprehensive benefit package, including medical plan, dental plan, vision plan, flexible spending account, short and long-term disability insurance, life insurance and employee stock purchase program
Retain employees and offer plans to meet healthcare and insurance needs

Change in Control and Termination Benefits	Offered to executive officers of the Company to allow for payment of severance upon change in control or termination of employment	Retain executive officers and ensure management continuity in the event of a change of control

Base Salary

Base salaries for executive officers and employees are initially determined by evaluating the responsibilities of the position held and the base salaries paid by comparable companies, as described below under “How Amounts for Each Element are Determined.” The Compensation Committee initially sets base salaries and monitors salary increases in the mid to upper range of base salaries for comparable positions at other comparable companies. In certain cases, minimum base salaries are established for certain periods by employment agreements between the Company and our executive officers.

The Compensation Committee also considers other factors such as the employee’s contribution towards achieving our overall corporate goals, attaining specific individual employee objectives and assuming new responsibilities. From year to year, the relative weight of the individual factors may differ from employee to employee, and can be expected to change over time in response our development and the evolution of the biopharmaceutical industry.

Annual Cash Incentives

We provide annual cash incentives intended to motivate employees to achieve our overall corporate goals and their individual employee objectives. For executive officers, these annual cash incentives account for a significant percentage of each executive officer’s potential compensation, putting a significant percentage of total compensation at risk based on achievement of both corporate and individual objectives. Employees are also eligible to receive annual cash incentives, which typically account for a smaller percentage of total compensation. The annual cash incentive targets as a percentage of base salary for the Company’s executive officers have been established in their respective offer letters for employment or employment agreements, as may be amended from time to time with the approval of the Compensation Committee. The offer letter for our President and Chief Executive Officer makes reference to an “initial target amount”; accordingly, the Compensation Committee establishes annual cash incentive targets as a percentage of base salary for our President and Chief Executive Officer based upon CEO bonus amounts under cash incentive programs of biopharmaceutical companies generally and comparable companies, as described below under “How Amounts for Each Element are Determined.”

For the year ended December 31, 2006, the initial target percentage for our current President and Chief Executive Officer, Dr. Blobel, was established in his employment agreement as 40% of base salary, the target percentage for our former President and Chief Executive Officer, Dr. Lawrence, was established in his employment agreement as 50% of base salary, the target percentage for our Executive Vice President and Chief Financial Officer was established in his initial offer letter as 30% of base salary, the target percentage for our President and Managing Director of SciClone Pharmaceuticals International Ltd. was established in his initial offer letter as 30% of base salary, and the target percentage for our Chief Operating Officer was established in his initial offer letter as 40% of base salary. Certain executive officers may receive up to 150% of their individual cash incentive target depending upon the Committee’s assessment of performance in relation to their predetermined management objectives. Executive officers then establish annual cash incentive targets as a percentage of base salary for all employees.

To the extent that it has the flexibility to set annual cash incentive targets, the Compensation Committee generally sets such targets in the mid range of those paid by other comparable companies, as described below under “How Amounts for Each Element are Determined.” The actual cash incentive award earned is determined by the Committee’s judgment in its discretion of the relative attainment of our overall corporate performance objectives established for the year by the Compensation Committee, the relative attainment of individual employee performance objectives, and the individual’s performance in relation to the objectives subject to targeted overall compensation. Cash incentive awards are typically paid in the year following the year for which performance is evaluated.

Our overall corporate performance objectives for 2006 were:

•	Increase revenues from China by 15%

•	Formulate corporate strategy addressing China asset and product portfolio

•	Add one new product for the China market

•	Begin phase 3 trial for thymalfasin in malignant melanoma

•	Conclude development and commercialization plans for thymalfasin oncology development

•	Begin clinical trial for SCV-07

•	Decide development approach for thymalfasin as treatment for hepatocellular carcinoma

For 2007, the Company’s overall corporate goals are the following:

•	Increase revenues from China by over 10%

•	Launch DC BeadTM in China

•	Expand clinical development, regulatory and business development capabilities in China

•	Acquire one more new product for the China market

•	Begin enrollment in phase 3 clinical trial for thymalfasin in malignant melanoma

•	Begin enrollment in phase 2 clinical trial for SCV-07 and one additional phase 2 clinical trial for thymalfasin or SCV-07

•	Complete animal model studies for SCV-07 in various indications

In February 2007, the Compensation Committee reviewed the 2006 plans and goals. The Compensation Committee determined and presented to the independent members of the Board of Directors that, due to the significant efforts and accomplishments of the Company’s executive officers, significant elements of the 2006 plans and goals had been achieved. In 2006, the Company increased revenues, primarily from growth in China, by 16% (versus the performance objective of 15%), formulated a corporate strategy addressing the China asset and product portfolio, and added one new product, DC Bead, for the China market. In addition, the Company concluded development and commercialization plans for thymalfasin oncology development, completed a phase 1 clinical trial for SCV-07, and decided a development approach for thymalfasin as a treatment for hepatocellular carcinoma.

Based on the achievement of nearly all of the corporate performance objectives and completion of significant individual objectives in 2006, the Compensation Committee approved a $120,000 bonus for Dr. Blobel (52% of salary earned in 2006, compared to the 40% target established by Dr. Blobel’s employment agreement in June 2006). The Compensation Committee approved a $95,750 bonus for Mr. Waldron (29% of 2006 salary, compared to the 30% target established by his offer letter and employment agreement) and $90,000 bonus for Mr. Schmid (32% of 2006 salary, compared to the 30% target established by the Compensation Committee at the beginning of 2006), both of which were awarded based on the completion of nearly all of the corporate performance objectives, completion of nearly all individual objectives in 2006, and targeted overall compensation.

In connection with Dr. Lawrence’s retirement from the Company, under his Confidential Separation Agreement and General Release of Claims, he was entitled to one-half of that portion of his $200,000 target bonus for his services during fiscal year 2006 that would otherwise be earned by him on the basis of the extent to which the performance goals established by the Compensation Committee for 2006 were satisfied. As such amount was to be payable at the same time as other management annual bonuses for 2006 are paid, the Compensation Committee approved the $100,000 bonus to Dr. Lawrence in early 2007 based on the achievement of nearly all of such performance objectives.

In early 2007, the Compensation Committee established (and the Board of Directors approved) an annual cash incentive target based on the completion of 2007 goals and objectives for Dr. Blobel equal to 40% of base salary. The annual cash incentive target based on completion of 2007 goals and objectives for each of Mr. Waldron and Mr. Schmid is 30% of base salary, in each case as established in their respective offer letters for employment, as amended to date.

Long-Term Equity Incentives

The Company provides long-term equity incentives to motivate employees to achieve individual and corporate objectives and align interests of employees with those of stockholders. The Company’s long-term equity incentives for executive officers and employees currently consist of the Company’s 1991 Stock Plan, the Company’s 1995 Equity Incentive Plan and 2005 Equity Incentive Plan (collectively, the “Equity Plans”), pursuant to which the Company grants options and other rights to purchase shares of our Common Stock. We can no longer grant options under the 1991 Stock Plan, 1992 Stock Plan and 1995 Equity Incentive Plan, but the options outstanding under these plans are still exercisable.

The objective of each of the Equity Plans is to align the interests of our employees with those of our stockholders and provide an incentive for employee retention. Stock options granted under the Equity Plans generally vest over a four-year period, providing incentive to create value for our stockholders over the long-term since the full benefit of the compensation package cannot be realized unless the employee remains with the Company and stock price appreciation occurs over a number of years. The Compensation Committee has typically granted options to employees upon commencement of employment and has occasionally granted additional options following a significant change in job responsibility, scope or title or a particularly noteworthy corporate or individual achievement. For any newly-hired executive officer, any promotion to executive officer or any other grant, the size of the equity grant is determined by analyzing comparable compensation data from biotechnology companies, as described below under “How Amounts for Each Element are Determined.” During 2006 and 2007, certain executive officers and employees were granted stock options based on their individual contribution to achievement of corporate performance goals during 2005 and 2006, respectively.

Option grants to executive officers were approved by the Compensation Committee in early 2006 based on achieving corporate goals and objectives during 2005. During fiscal year 2006, Mr. Waldron received an option grant of 50,000 shares, Mr. Schmid received an option grant of 60,000 shares and Dr. Rudolph received an option grant of 25,000 shares. In addition, Dr. Blobel received an option grant of 1,000,000 shares pursuant to his employment agreement with SciClone.

Option grants to executive officers were approved by the Compensation Committee in early 2007 based on achieving corporate goals and objectives during 2006, as described under ANNUAL CASH INCENTIVES above. During fiscal year 2007 to date, Mr. Waldron has received an option grant of 70,000 shares, and Mr. Schmid has received an option grant of 70,000 shares.

In early 2007, the Compensation Committee recommended to the Board that it approve a policy pursuant to which the timing of the effectiveness of the grant of stock options granted at a meeting of the Compensation Committee or the Board of Directors held between the end of any fiscal quarter and the public announcement of the financial results of such quarter, be a pre-determined number of days after such public announcement of financial results, unless the resolutions of the Board expressly provide for a different effective date. The Board’s grants of options in early 2007 complied with such policy.

The Compensation Committee does not currently have a specific target allocation between annual cash incentives and option awards. In determining such allocation each year, the Compensation Committee considers the allocations within compensation programs of biopharmaceutical companies generally and comparable companies. Both annual cash incentives and option awards can be granted subject to the attainment of certain performance goals within a predetermined performance period. In February 2006, the Compensation Committee engaged a compensation consultant, Setren,

Smallberg & Associates, Inc., to provide an optimal allocation of the different elements of compensation and recommended target amounts for each element of compensation. Based on the recommendations of Setren, Smallberg & Associates, Inc., other compensation consultants or similar sources, the Compensation Committee may adopt an optimal allocation between annual cash incentives and options in the future.

Change in Control and Termination Benefits

The Company’s executive officers are employed at-will. However, from time to time, the Company enters into offer letters or employment agreements that contain certain benefits payable upon termination in certain situations. The Company enters into such agreements and grants such benefits in order to be competitive in our hiring and retention of executive officers, in comparison with other biotechnology companies of similar size with which we compete for talent. All such agreements with the Named Executive Officers are described in SUMMARY OF EMPLOYMENT AND OTHER AGREEMENTS elsewhere in this EXECUTIVE COMPENSATION AND OTHER MATTERS section of this proxy statement on Schedule 14A. The potential payments that each of the Named Executive Officers would have received, under an assumption that there was a termination of employment without cause on December 29, 2006 (the last business day of the Company’s last fiscal year), but not within one year after a change in control, are set forth under POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL elsewhere in this proxy statement on Schedule 14A.

In addition, the Company enters into Change in Control Agreements with all the Named Executive Officers with the goal of retaining such executive officers during the pendency of a proposed change of control transaction, and in order to align the interests of the executive officers with the Company’s stockholders in the event of a change in control. The Company believes that proposed or actual change in control transactions can adversely impact the morale of officers and create uncertainty regarding their continued employment. Without the benefits under the Change in Control Agreements, executive officers may be tempted to leave the Company prior to the closing of the change in control, especially if they do not wish to remain with the entity after the transaction closes, and any such departures could jeopardize the consummation of the transaction or our interests if the transaction does not close and the Company remains independent. The Compensation Committee believes that these benefits therefore serve to enhance stockholder value in the transaction, and align the executive officers’ interests with those of the Company’s stockholders in change in control transactions. A description of the terms and conditions of such Change in Control Agreements is set forth in SUMMARY OF EMPLOYMENT AND OTHER AGREEMENTS elsewhere in this EXECUTIVE COMPENSATION AND OTHER MATTERS section of this proxy statement on Schedule 14A. The potential payments that each of the Named Executive Officers would have received, under an assumption that there was a termination of employment without cause on December 29, 2006 (the last business day of the Company’s last fiscal year) within one year after a change in control, are set forth under POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL elsewhere in this proxy statement on Schedule 14A.

How Amounts for Each Element are Determined

Each element of compensation is determined by comparable compensation data from biotechnology companies of a similar or larger size compared to SciClone. As a benchmark, we use the Radford Global Life Sciences survey which includes the average, median and range amounts of base salary, annual cash incentives and long-term equity incentives from comparable pharmaceutical, biotechnology and medical device companies. Of the 500 companies included in this Radford survey, we use the subset of data from 129 Northern California companies to determine the compensation for executive officers and employees. We believe this comparable group best represents the companies with whom the Company competes for executive and professional talent. The survey data are used to determine base salary, target bonus as a percentage of base salary, and annual option grants.

In addition, each year, at the request of the Compensation Committee, the Company’s President and Chief Executive Officer provides compensation recommendations for each of the executive officers. In February 2006, the Compensation Committee engaged a compensation consultant, Setren, Smallberg & Associates, Inc., to provide an optimal allocation of the different elements of compensation and recommend target amounts for each element of compensation. Taking these recommendations together, the Compensation Committee is responsible for determining and approving all compensation for the Company’s executive officers.

After reviewing the comparable compensation data, the Company’s Compensation Committee determines the amount of each element of compensation for our executive officers. The Compensation Committee typically sets the amount of each element of compensation at approximately the 50th percentile of the peer group. In turn, the Company’s executive officers determine the amount of each element of compensation for all other employees at around the 50th percentile of the peer group. Executive officers and employees may receive elements of compensation at above or below this 50th percentile target based on individual and corporate performance. By basing our compensation on the compensation data from comparable companies and offering increased compensation for individual and corporate performance, we aim to attract and retain talent and provide incentives to reach the corporate and individual performance objectives.

How Each Element and Our Decision Regarding Each Element Fit Into Our Overall Compensation Objectives

The objective of our compensation program is to attract and retain employees of outstanding ability and potential and motivate them to achieve their individual employee objectives as well as our overall corporate goals with a focus on creating value for our stockholders. To achieve this objective, the Compensation Committee believes that executive officers and employees must be offered a competitive base salary, annual cash incentives, long-term equity incentives and benefits plan. Our compensation packages are designed to compete with other biotechnology companies in Northern California with which we compete for talent. Hiring, developing and retaining our human capital are essential to executing our corporate strategy and meeting our milestones and objectives.

Each element of our compensation program is designed to support our overall compensation objectives and provide the optimal balance between fixed and variable compensation and cash and equity compensation. A competitive base salary and benefits plan are offered to attract and retain talented employees, while variable compensation elements such as annual cash incentives and long-term equity incentives are intended to encourage and reward employees who help achieve our overall corporate goals and their individual employee objectives. The variable and fixed compensation elements are balanced to reward short-term performance with annual cash incentives and long-term performance with equity incentives, which also align the interests of our employees with those of our stockholders. The vesting schedule for our options and retirement plans also helps encourage employee retention. We offer a comprehensive benefits package of healthcare, disability and insurance coverage as well as an employee-funded, employer-matched retirement plan.

In its deliberations regarding compensation for the year ended December 31, 2006, the Compensation Committee considered the impact of Section 162(m) of the Internal Revenue Code adopted under the Omnibus Budget Reconciliation Act of 1993, which disallows a deduction for any publicly-held corporation for individual compensation exceeding $1,000,000 in any taxable year for the Chief Executive Officer and four other most highly compensated executive officers, unless such compensation meets the requirements for the performance-based exception to the general rule. Income resulting from options granted under the 1995 Equity Incentive Plan and 2005 Equity Incentive Plan should qualify as an exception. The Compensation Committee does not believe that other components of the Company’s compensation will be likely to exceed $1,000,000 for any executive officer in the foreseeable future and therefore concluded that no further action with respect to qualifying this compensation for deductibility was necessary at this time. In the future, the Compensation Committee will continue to evaluate the advisability of qualifying its executive compensation for deductibility of such compensation. The Compensation Committee’s policy is to qualify its executive compensation for deductibility under applicable tax laws as practicable.

At present, SciClone does not have any equity or security ownership requirements for its executive officers. The Compensation Committee allocates a significant amount of executive officer compensation in the form of long-term equity incentive awards to encourage a focus on growth, profitability, stock price appreciation, insider ownership of stock and retention of executive officers. The Company prohibits hedging of economic risk of the executive officers’ ownership of the Company’s stock.

Summary Compensation Table

The following table sets forth certain information concerning compensation of the Named Executive Officers for the fiscal year ended December 31, 2006.

2006 Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(4)	Total ($)
Friedhelm Blobel, Ph.D. (5)	2006	$232,052	—	—	$1,606,080	$120,000	—	$40,000	$1,998,132
President and Chief Executive Officer (Principal Executive Officer)
Ira D. Lawrence, M.D. (6)	2006	187,100	—	—	43,503	100,000	—	113,179	443,782
Former President and Chief Executive Officer (Former Principal Executive Officer)
Richard A. Waldron	2006	325,686	—	—	65,105	95,750	—	10,000	496,541
Executive Vice President and Chief Financial Officer (Principal Financial Officer)
Hans P. Schmid	2006	277,970	—	—	78,126	90,000	—	10,000	456,096
President and Managing Director, SciClone Pharmaceuticals International Ltd.
Alfred R. Rudolph, M.D. (7) Former Chief Operating Officer	2006	359,897	—	—	32,553	—	—	106,625	499,075

(1)	Reflects annual base salary for 2006. Pursuant to Dr. Blobel’s Consulting and Employment Agreements, Dr. Blobel received an annual base salary of $400,000 for the year ended December 31, 2006, pro-rated based on his June 2, 2006 date of hire. Dr. Lawrence’s annual salary of $400,000 was pro-rated based on his June 2, 2006 date of retirement from the Company. Dr. Rudolph’s annual salary of $351,951 was pro-rated based on the November 17, 2006 date he left the Company and includes $49,740 in compensation for paid time off (PTO).

(2)	Reflects option awards for 2006. Dr. Blobel received two stock options, for an aggregate of 1,000,000 shares of the Company’s common stock at an exercise price per share of $2.49, the closing price on the NASDAQ National Market of a share of the Company’s common stock on June 2, 2006. The first such option is for 400,000 shares and has a term of 10 years and, subject to Dr. Blobel’s continued employment by the Company, will vest in annual installments on each of the first four anniversaries of June 2, 2006. A portion of this option is an incentive stock option and the balance is a nonstatutory stock option. The second such option is for a total of 600,000 and has a term of 10 years and is a nonstatutory option. The vesting on the second option provides that 100,000 shares of such option will vest upon the Company’s common stock trading publicly after June 2, 2006 for at least 30 consecutive calendar days at or greater than a target closing price per share, as reported on the NASDAQ National Market, of (a) $4.50 on or before June 2, 2009, (b) $6.00 on or before June 2, 2010, (c) $8.00 on or before June 2, 2011, (d) $10.00 on or before June 2, 2012, (e) $12.00 on or before June 2, 2013, and (f) $14.00 on or before June 2, 2014, each price as adjusted for stock dividends, stock splits or similar changes in the Company’s capital structure. Dr. Lawrence received, as a member of the Board of Directors, an option award of 30,000 shares of the Company’s common stock at an exercise price per share of $2.46, the closing price on the NASDAQ National Market of a share of the Company’s common stock on June 13, 2006. Mr. Waldron received an option award of 50,000 shares of the

Company’s common stock at an exercise price per share of $2.34, the closing price on the NASDAQ National Market of a share of the Company’s common stock on February 23, 2006. Dr. Rudolph received an option award of 25,000 shares of the Company’s common stock at an exercise price per share of $2.34, the closing price on the NASDAQ National Market of a share of the Company’s common stock on February 23, 2006. Mr. Schmid received an option award of 60,000 shares of the Company’s common stock at an exercise price per share of $2.34, the closing price on the NASDAQ National Market of a share of the Company’s common stock on February 23, 2006. Reference is made to Note 12 “Stock Award Plans” in our Form 10-K for the period ended December 31, 2006, filed with the SEC on March 16, 2007, which identifies assumptions made in the valuation of option awards in accordance with FAS 123R.

(3)	Reflects non-equity incentive plan compensation earned for performance in the year indicated, although such non-equity incentive plan compensation is generally paid in the year following performance. Dr. Blobel was paid a performance bonus of $120,000 on February 28, 2007 for reaching specific performance objectives during 2006. Dr. Lawrence was paid a performance bonus of $100,000 on March 15, 2007 for reaching specific performance objectives during 2006. Mr. Waldron was paid a performance bonus of $95,750 on February 28, 2007 for reaching specific performance objectives during 2006, subject to targeted overall compensation. Mr. Schmid was paid a performance bonus of $90,000 on February 28, 2007 for reaching specific performance objectives during 2006. In addition to the amounts set forth in the Summary Compensation Table, on February 28, 2006, Dr. Lawrence was paid a performance bonus of $100,000, Mr. Waldron was paid a performance bonus of $100,000, Dr. Rudolph was paid a performance bonus of $70,000, and Mr. Schmid was paid a performance bonus of $100,000, each for reaching specific performance objectives during 2005.

(4)	Reflects all other compensation paid in 2006. Dr. Blobel’s “all other compensation” since joining the Company on June 2, 2006 included $10,000 for matching contributions under the Company’s 401(k) plan. In addition, Dr. Blobel consulted with the Company between the April 23, 2006 and June 2, 2006 for a payment of $30,000. Dr. Lawrence’s “all other compensation” through his retirement from the Company on June 2, 2006 included $50,000 for cost-of-living assistance, $10,000 for matching contributions under the Company’s 401(k) plan and $24,333 for life insurance premiums. In addition, Dr. Lawrence received $28,846 for fees earned as a member of the Board of Directors after his retirement from the Company. Mr. Waldron’s “all other compensation” during 2006 included $10,000 for matching contributions under the Company’s 401(k) plan. Dr. Rudolph’s “all other compensation” through his leaving the Company on November 17, 2006 included $359 for matching contributions under the Company’s 401(k) plan and $1,022 for life insurance premiums. Upon leaving the Company, Dr. Rudolph was paid a performance bonus of $61,250 on November 17, 2006 as part of his pro-rated management bonus based on the amount of the previous year’s bonus (88% of $70,000 bonus in 2005). In addition, Dr. Rudolph received $43,994 in connection with his leaving the Company. Mr. Schmid’s “all other compensation” during 2006 included $10,000 for matching contributions under the Company’s 401(k) plan.

(5)	Dr. Blobel was appointed President and Chief Executive Officer of SciClone Pharmaceuticals on June 2, 2006.

(6)	Dr. Lawrence retired as President and Chief Executive Officer of SciClone Pharmaceuticals on June 2, 2006.

(7)	Dr. Rudolph left as Chief Operating Officer of SciClone Pharmaceuticals on November 17, 2006.

Summary of Employment and Other Agreements

The following is a description of employment and other agreements between the Company and the Named Executive Officers:

Chief Executive Officer

On April 23, 2006, the Company entered into a Consulting Services Agreement and an Employment Agreement (together, the “Blobel Agreements”) with Friedhelm Blobel, Ph.D., in connection with the appointment, effective June 2, 2006, of Dr. Blobel as our President, Chief Executive Officer and a member of our Board of Directors. Pursuant to the Blobel Agreements, Dr. Blobel will receive an annual base salary, subject to annual review and adjustment by the Board. Such base salary was $400,000 for the year ended December 31, 2006, pro-rated based on Dr. Blobel’s service to the Company commencing June 2006. In addition, Dr. Blobel consulted with the Company between the date of the Employment Agreement and June 2, 2006 for a payment of $30,000. Dr. Blobel also is eligible to receive an annual bonus with an initial target amount equal to 40% of his annual base salary. In 2009, the Compensation Committee of the Board is obligated to consider an award to Dr. Blobel of a special cash bonus of up to $300,000, based on performance targets over the years 2006 through 2008. Dr. Blobel received two stock options, for an aggregate of 1,000,000 shares of the Company’s common stock at an exercise price per share of $2.49, the closing price on the NASDAQ National Market of a share of the Company’s common stock on June 2, 2006. The first such option is for 400,000 shares and has a term of 10 years and, subject to Dr. Blobel’s continued employment by the Company, will vest in annual installments on each of the first four anniversaries of June 2, 2006. A portion of this option is an incentive stock option and the balance is a nonstatutory stock option. The second such option is for a total of 600,000 shares and has a term of 10 years and is a nonstatutory option. The vesting on the second option provides that 100,000 shares of such option will vest upon the Company’s common stock trading publicly after June 2, 2006 for at least 30 consecutive calendar days at or greater than a target closing price per share, as reported on the NASDAQ National Market, of (a) $4.50 on or before June 2, 2009, (b) $6.00 on or before June 2, 2010, (c) $8.00 on or before June 2, 2011, (d) $10.00 on or before June 2, 2012, (e) $12.00 on or before June 2, 2013, and (f) $14.00 on or before June 2, 2014, each price as adjusted for stock dividends, stock splits or similar changes in the Company’s capital structure. In the event of a termination of his employment without cause, Dr. Blobel is entitled to a severance amount equal to 12 months of his final base salary rate, less applicable withholding and certain health care benefits.

Former Chief Executive Officer

On April 25, 2005, the Company entered into an Employment Agreement with Ira D. Lawrence, M.D. regarding the appointment, effective June 1, 2005, of Dr. Lawrence as our President, Chief Executive Officer and a member of our Board. Pursuant to the Employment Agreement, Dr. Lawrence received an annual base salary, subject to annual review and adjustment by the Board. Such base salary was $400,000 for the year ended December 31, 2005, pro-rated based on Dr. Lawrence’s service to the Company since June 2005, and was $400,000 for the year ended December 31, 2006, pro-rated based on his retirement from the Company on June 2, 2006. In addition, Dr. Lawrence received a new hire bonus of $100,000, repayable under certain conditions. Dr. Lawrence also was eligible to receive an annual bonus with an initial target amount equal to 50% of his annual base salary. In 2008, the Compensation Committee of the Board was obligated to consider an award to Dr. Lawrence of a special cash bonus of up to $300,000, based on performance targets over the years 2005 through 2007. Dr. Lawrence was entitled to relocation expenses and a monthly housing allowance of $10,000. Dr. Lawrence was granted two nonstatutory stock options, each such option to purchase 400,000 shares of the Company’s common stock (an aggregate of 800,000 shares) at an exercise price per share of $2.97, the closing price on the NASDAQ National Market of a share of the Company’s common stock on June 1, 2005. The first such option had a term of 10 years and, subject to Dr. Lawrence’s continued employment by the Company, would vest in annual installments on each of the first four anniversaries of June 1, 2005. The second such option had a term of 10 years and 25% of such second option would vest upon the Company’s common stock trading publicly after June 1, 2005 for at least 30 consecutive calendar days at or greater than a target closing price per share, as reported on the NASDAQ National Market, of (a) $4.50 on or before June 1, 2008, (b) $6.00 on or before June 1, 2009, (c) $8.00 on or before June 1, 2010, and (d) $10.00 on or before June 1, 2011, each price as adjusted for stock dividends, stock splits or similar changes in the Company’s capital structure. In the event of a termination of his employment without cause, Dr. Lawrence was entitled to a severance amount equal to 12 months of his final base salary rate, less applicable withholding.

On April 23, 2006, the Company entered into a Confidential Separation Agreement and General Release of Claims with Dr. Lawrence. Pursuant to such agreement, the Company will continue to provide health care and similar benefits until the earlier of two years or Dr. Lawrence’s employment by another company. In addition, Dr. Lawrence agreed to consult with the Company following his termination pursuant to an agreement to be entered into before his resignation. The amount of services was not specified in this agreement, but unless approved otherwise by the Compensation Committee, his consulting fee was to be less than $60,000 in any year. Dr. Lawrence will not be required to repay to the Company any portion of the signing bonus under his previously-disclosed employment agreement dated as of April 25, 2005, if he remains available to the Company to provide consulting services until June 2, 2007. If he becomes unavailable, he will be obligated to repay to the Company a pro rata portion of the bonus. As he remained an employee through June 2, 2006, Dr. Lawrence vested, as of such date, in 100,000 option shares. All other vesting on his options terminated, but he will be able to exercise the 200,000 options that have vested until 90 days after his service to the Company as a consultant or director terminates. Dr. Lawrence also executed a release in favor of the Company.

On June 2, 2006, the Company entered into an Independent Contractor Services Agreement with Dr. Lawrence, in compliance with the Confidential Separation Agreement and General Release of Claims entered into between the Company and Dr. Lawrence on April 23, 2006. Pursuant to the contractor agreement, Dr. Lawrence will provide consulting services to the Company as mutually agreed upon by Dr. Lawrence and the Company in the area of pharmaceutical research and clinical development and any other services as mutually agreed upon by Dr. Lawrence and the Company, following the effectiveness on June 2, 2006 of his resignation as the Company’s President and Chief Executive Officer, until May 31, 2007. In consideration for such services, the Company will pay Dr. Lawrence a fee of $400.00 per hour; provided, however, that compensation for all services provided under the contractor agreement (including all expenses as described below) shall not exceed $59,999 in any calendar year unless approved in writing by the Compensation Committee of the Board. Under the contractor agreement, the Company will reimburse Dr. Lawrence for the following expenses incurred in connection with his services thereunder: (a) $100.00 per hour for actual time used for travel to and from the Company’s offices or other locations agreed to in the conduct of the Dr. Lawrence’s work for the Company under the contractor agreement; and (b) reasonable and customary out-of-pocket expenses, including travel, hotel and meal accommodations, mailing, faxing and telephone calls.

Executive Vice President and Chief Financial Officer

In March 2001, the Company entered into an offer letter regarding Mr. Waldron’s employment. The offer letter provided for Mr. Waldron to receive a monthly base salary of $18,000 and to be eligible for an annual cash incentive and other benefits that are generally provided to the Company’s executives. Under the agreement, the annual cash incentive was targeted at 30%, and could range from 0% to 150% of Mr. Waldron’s targeted cash incentive amount depending upon performance in relation to predetermined management objectives. On September 10, 2004, in connection with additional services that Mr. Waldron provided in the Office of the President until June 2005, the Company entered into an Employment Agreement with Mr. Waldron that amended and superseded the offer letter. The agreement increased Mr. Waldron’s annual base salary to $310,000, included an additional bonus of $50,000 payable in 2005 under certain conditions, and the grant of an option to purchase 50,000 shares of Common Stock, vesting monthly over 2 years. In addition, under the employment agreement, in the event the Company terminates Mr. Waldron’s employment without cause, then (i) the Company is required to pay Mr. Waldron a severance payment at his final base salary rate, in accordance with the Company’s normal payroll policies, for 12 months following such termination (as well as certain bonuses, if not yet paid, and two years of health benefits), and (ii) if terminated before July 14, 2006, then all of Mr. Waldron’s unvested options will immediately vest, and the exercise period of such options will be extended to eighteen months after termination. Each year since this employment agreement, Mr. Waldron’s compensation (including base salary, annual bonus and equity compensation) has been subject to adjustment by the Compensation Committee of the Company’s Board of Directors in connection with the Company’s compensation program, as described under COMPENSATION DISCUSSION AND ANALYSIS above.

Former Chief Operating Officer

In April 1997, the Company entered into an offer letter regarding Dr. Rudolph’s employment. The offer letter provided for Dr. Rudolph to receive an initial monthly base salary and to be eligible for an annual cash incentive and other benefits that are generally provided to the Company’s executives. The annual cash incentive was targeted at 40%, and could range from 0% to 150% of Dr. Rudolph’s targeted cash incentive amount depending upon performance in relation to predetermined management objectives. The Company also agreed to defray $30,000 per year of Dr. Rudolph’s housing expenses from 1997 to 1999, provided Dr. Rudolph was employed by the Company during such three-year period. The defrayal of housing expenses was increased to $36,000 in 2000 and was extended to December 2004. On September 10, 2004, in connection with additional services that Dr. Rudolph provided in the Office of the President until June 2005, the Company entered into an Employment Agreement with Dr. Rudolph that amended and superseded the offer letter. The employment agreement increased Dr. Rudolph’s annual base salary to $335,000, included an additional bonus of $50,000 payable in 2005 under certain conditions, and the grant of an option to purchase 50,000 shares of Common Stock, vesting monthly over 2 years. The housing allowance was eliminated. In addition, under the agreement, in the event the Company terminated Dr. Rudolph’s employment without cause, then (i) the Company would be required to pay Dr. Rudolph a severance payment at his final base salary rate, in accordance with the Company’s normal payroll policies, for 12 months following such termination (as well as certain bonuses, if not yet paid, and two years of health benefits), and (ii) if terminated before July 14, 2006, then all of Dr. Rudolph’s unvested options would immediately vest, and the exercise period of such options would be extended to eighteen months after termination. Each year since this employment agreement until he left the Company, Dr. Rudolph’s compensation (including base salary, annual bonus and equity compensation) has been subject to adjustment by the Compensation Committee of the Company’s Board of Directors in connection with the Company’s compensation program, as described under COMPENSATION DISCUSSION AND ANALYSIS above.

In connection with Dr. Rudolph’s leaving the Company, on November 17, 2006, the Company and Dr. Rudolph executed a Confidential Separation Agreement and General Release of Claims, effective as of November 28, 2006. Under the release, Dr. Rudolph provided a release of claims to the Company, and the Company provided Dr. Rudolph with the following benefits, based on the provisions of the previously-disclosed Employment Agreement between the Company and Dr. Rudolph: (a) a severance payment equal to 12 months’ pay (the “Rudolph Severance Period”) at Dr. Rudolph’s final base pay rate (annual base salary of $351,951 and less applicable withholding); (b) a pro rated management bonus for 2006 of $61,250; and (c) upon an election by Dr. Rudolph, applicable COBRA premiums for the Rudolph Severance Period and for an additional twelve (12) month period thereafter. Further, under the release, the Company agreed that it will obtain tail coverage under its Officers and Directors liability policy which shall remain in effect for the three (3) year period following the date of Dr. Rudolph’s departure from the Company.

President and Managing Director, SciClone Pharmaceuticals International, Ltd.

In May 2001, the Company entered into an offer letter regarding Mr. Schmid’s employment. The offer letter provides for Mr. Schmid to receive an initial monthly base salary and to be eligible for an annual cash incentive and other benefits that are generally provided to the Company’s executives. Under the original offer letter, the annual cash incentive is targeted at 30%, and can range from 0% to 150%, of Mr. Schmid’s targeted cash incentive amount depending upon performance in relation to predetermined management objectives. Under the original offer letter, in the event the Company terminated Mr. Schmid’s employment without cause, the Company was required to pay Mr. Schmid a severance payment in accordance with the Company’s normal payroll policies equal to one month, up to a maximum of six months, of his then current salary for every two months he is employed by the Company. On February 24, 2006, SciClone Pharmaceuticals International, Ltd. (a subsidiary of the Company) and Mr. Schmid entered into an amendment to Mr. Schmid’s offer letter. Pursuant to such amendment, in the event of an involuntary termination (as defined in the original offer letter) and subject to certain limitations, Mr. Schmid will be entitled to receive a severance equal to 12 months of this then-current base salary, rather than 6 months as set forth in the original offer letter. Each year since the offer letter, Mr. Schmid’s compensation (including base salary, annual bonus and equity compensation) has been subject to adjustment by the Compensation Committee of the Company’s Board of Directors in connection with the Company’s compensation program, as described under COMPENSATION DISCUSSION AND ANALYSIS above.

Change in Control Agreements

The Company entered into a Change in Control Agreement with Dr. Rudolph in November 1999, with Mr. Waldron in April 2001, with Mr. Schmid in April 2003, with Dr. Lawrence in April 2005, and with Dr. Blobel effective as of June 2, 2006.

The Change in Control Agreements for Drs. Lawrence and Rudolph, and for Messrs. Waldron and Schmid, provide that if the executive officer is involuntarily terminated within one year following a change of control (as defined in such agreement) of the Company, such executive officer will be entitled to severance pay equal to one hundred percent (100%) of his annual base salary as in effect at the term of such termination, and the immediate vesting of all unvested options. If the executive officer voluntarily resigns or is terminated for cause, the executive officer will not be entitled to any severance payment or acceleration of vesting of his unvested options.

The Change in Control Agreement with Dr. Blobel provides that if Dr. Blobel is involuntarily terminated within one year following a change of control (as defined in such agreement) of the Company, he will be entitled to severance pay equal to one hundred fifty percent (150%) of his annual base salary as in effect at the time of such termination, the immediate vesting of any then-unvested portion of his initial option to purchase 400,000 shares of Common Stock that was issued on June 2, 2006, and the extension of the exercise period for any unexercised portion of all nonstatutory stock options held by him as at the date of such termination to be 12 months after the date of such termination. If Dr. Blobel voluntarily resigns or is terminated for cause, he will not be entitled to any severance payment or acceleration of vesting of his unvested options.

Indemnity Agreements

Each of Messrs. Blobel, Lawrence, Waldron, Rudolph and Schmid have entered into a Indemnity Agreement with the Company, pursuant to which the Company will, among other things, indemnify each such executive officer against certain expenses and liabilities incurred by such executive officer in connection with certain proceedings if such executive officer becomes a party or is threatened to be made a party by reason of the fact that he is or was an agent of the Company, or by reason of anything done or not done by him in any such capacity.

Grants of Plan-Based Awards

The following table sets forth certain information with respect to stock and option awards and other plan-based awards, including non-equity incentive awards, granted during the fiscal year ended December 31, 2006 to our named executive officers. For a narrative description of the various plan-based awards set forth in the following table, see COMPENSATION DISCUSSION AND ANALYSIS elsewhere in this proxy statement on Schedule 14A.

2006 Grants of Plan-Based Awards

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)
Name	Grant Date	Threshold ($)	Target ($)	Minimum ($)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards ($)
Friedhelm Blobel, Ph.D.	06/02/06	0	$92,821	$92,821	1,000,000	$2.49	$2,490,000
Ira D. Lawrence, M.D.	06/13/06	0	100,000	100,000	30,000	2.46	73,800
Richard A. Waldron	02/23/06	0	97,706	146,559	50,000	2.34	117,000
Hans P. Schmid	02/23/06	0	83,391	125,087	60,000	2.34	140,400
Alfred R. Rudolph, M.D.	02/23/06	0	140,781	211,171	25,000	2.34	58,500

(1)	The Company annual cash incentives, usually are (and, in the year ended December 31, 2006, were) based upon threshold, target and maximum payout amounts set by the Board of Directors at the beginning of each fiscal year. See ANNUAL CASH INCENTIVES in the COMPENSATION DISCUSSION AND ANALYSIS section elsewhere in this proxy statement on Schedule 14A. The actual amount paid to each Named Executive Officer for the fiscal year ended December 31, 2006 is set forth in the Summary Compensation Table elsewhere in this proxy statement on Schedule 14A under the heading, “Non-Equity Incentive Plan Compensation.”

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information with respect to the value of all unexercised options previously awarded to our named executive officers as of December 31, 2006:

Outstanding Equity Awards at December 31, 2006

	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#) (1)
Name	Exercisable	Unexercisable	Option Exercise Price ($)	Option Expiration Date
Friedhelm Blobel, Ph.D.	0	1,000,000	$2.49	06/02/16
Ira D. Lawrence, M.D.	200,000	0	2.97	06/01/15
	15,000	15,000	2.46	06/13/16
Richard A. Waldron	275,000	0	3.688	03/16/11
	65,000	0	4.25	04/08/12
	68,750	6,250	5.83	04/04/13
	22,000	10,000	5.65	03/19/14
	30,000	18,000	5.00	06/01/14
	50,000	0	3.68	09/10/14
	32,083	37,917	3.24	02/25/15
	0	50,000	2.34	02/23/16
Hans P. Schmid	100,000	0	4.70	05/21/11
	30,000	0	4.25	04/08/12
	36,667	3,333	5.83	04/04/13
	12,375	5,625	5.65	03/19/14
	16,875	10,125	5.00	06/01/14
	5,625	4,375	3.77	09/15/14
	29,792	35,208	3.40	02/04/15
	0	60,000	2.34	02/23/16
Alfred R. Rudolph, M.D. (2)	35,000	0	5.00	02/15/07
	7,500	0	5.50	02/15/07
	10,000	0	4.50	02/15/07
	37,500	0	10.75	02/15/07
	70,000	0	3.688	02/15/07
	32,500	0	4.25	02/15/07
	33,594	0	5.83	02/15/07
	9,688	0	5.65	02/15/07
	13,594	0	5.00	02/15/07
	50,000	0	3.68	02/15/07
	31,250	0	3.24	02/15/07

(1)	Except as otherwise noted, each option vests at the rate of 1/4 of the underlying shares on the first anniversary of the date of grant and 1/48 of the shares each month thereafter. Vesting may accelerate under certain circumstances for certain options, as described in SUMMARY OF EMPLOYMENT AND OTHER AGREEMENTS elsewhere in this EXECUTIVE COMPENSATION AND OTHER MATTERS section of this proxy statement on Schedule 14A.

(2)	Dr. Rudolph left as Chief Operating Officer of SciClone Pharmaceuticals on November 17, 2006.

Option Exercises and Stock Vested During Last Fiscal Year

The following table sets forth certain information concerning option exercises by our named executive officers and vesting of the Company’s common stock held by them during the fiscal year ended December 31, 2006:

2006 Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (2)
Friedhelm Blobel, Ph.D.	0	0	0	0
Ira D. Lawrence, M.D.	0	0	0	0
Richard A. Waldron	0	0	0	0
Hans P. Schmid	0	0	0	0
Alfred R. Rudolph, M.D.	98,125	$108,489	0	0

(1)	Based on the difference between the market price of the Company’s common stock on the date of exercise and the exercise price.

(2)	Based on the market price of the Company’s common stock on the vesting date.

Pension Benefits and Nonqualified Deferred Compensation Plans

The Company does not have any plans with any of the Named Executive Officers that provide for payments or other benefits at, following, or in connection with retirement. The Company also does not have any defined contribution or other plan with any of the Named Executive Officers that provides for the deferral of compensation on a basis that is not tax qualified.

Potential Payments upon Termination or Change-in-Control

The Company has entered into the following agreements that will require the Company to provide compensation to the Named Executive Officers in the event of a termination of employment or a change in control of the Company:

•	Employment Agreements with each of Drs. Blobel, Lawrence and Rudolph and Mr. Waldron;

•	Offer letter, as amended, with Mr. Schmid; and

•	Change in Control Agreements with all the Named Executive Officers.

Such agreements, including the circumstances that would trigger payments or the provision of other benefits thereunder, and any material conditions and obligations applicable to the recipient of payments and benefits thereunder, are described in SUMMARY OF EMPLOYMENT AND OTHER AGREEMENTS elsewhere in this EXECUTIVE COMPENSATION AND OTHER MATTERS section of this proxy statement on Schedule 14A.

The following table describes the potential payments upon involuntary termination, whether or not within one year following a change in control of the Company, for each of the Named Executive Officers, under the certain assumptions set forth in the footnotes to the table. Note that except as expressly noted, such assumptions are not actually in effect.

Potential Payments upon Termination or Change in Control

Name	Involuntary Termination Other Than for Cause (1)		Termination Following Change in Control (2)
Friedhelm Blobel, Ph.D.
Salary (3)	$400,000	(4)	$600,000	(5)
Stock award vesting acceleration (6)	0		292,000	(7)
Post-termination consulting fees	0		24,000	(8)
Health and welfare benefits (9)	9,749		9,749
Total	409,749		925,749
Ira D. Lawrence, M.D.
Salary (3)	0	(10)	0
Annual bonus	100,000	(11)	0
New hire bonus acceleration	100,000	(12)	0
Stock award vesting acceleration	0		0
Post-termination consulting fees	59,999	(13)	0
Relocation expense	1,226	(14)	0
Health and welfare benefits	41,773	(15)	0
Total	302,998		0
Richard A. Waldron
Salary (3) (16)	325,686		325,686
Annual bonus	100,000	(17)	0
Stock award vesting acceleration (6)	0		44,000	(18)
Post-termination consulting fees	0		24,000	(19)
Health and welfare benefits (20)	55,561		55,561
Total	481,247		449,247
Hans P. Schmid
Salary (3) (21)	277,970		277,970
Stock award vesting acceleration (6)	0		52,800	(18)
Post-termination consulting fees	0		24,000	(19)
Health and welfare benefits	0		41,773	(20)
Total	277,970		396,543
Alfred R. Rudolph, M.D.
Salary (3)	351,951	(22)	0
Annual bonus	61,250	(23)	0
Insurance premium	0	(24)	0
Health and welfare benefits	60,841	(20)	0
Total	474,042		0

(1)	Assumes termination without cause as of December 29, 2006 (the last business day of the Company’s last fiscal year), not within one year after a change in control; except that with respect to Dr. Lawrence, assumes retirement from the Company as of June 2, 2006; and with respect to Dr. Rudolph, assumes that he left the Company as of November 17, 2006. For purposes of Dr. Blobel, “cause” includes constructive termination. As a condition to receiving any benefits referenced under this column, the applicable Named Executive Officer is required to execute a general release of known and unknown claims in a form satisfactory to the Company.

(2)	Assumes termination without cause as of December 29, 2006, within one year after a change in control; except that with respect to Dr. Lawrence and Dr. Rudolph, assumes no benefits payable, due to their entering into release agreements with the Company as of June 2, 2006 and November 20, 2006, respectively, pursuant to which all further benefits payable shall be actually as set forth under the column entitled “Termination Not within One Year Following Change in Control.” For purposes of the foregoing sentence, “cause” includes constructive termination. As a condition to receiving any benefits referenced under this column, the applicable Named Executive Officer is required to execute a general release of known and unknown claims and a resignation from all of the Named Executive Officer’s positions with the Company, including from the Board of Directors and any committees thereof on which the Named Executive Officer serves, if any, in a form satisfactory to the Company.

(3)	The amounts listed in these rows do not include the payment of accrued salary and vacation that would be due upon termination of employment, and are not adjusted for any applicable tax withholding.

(4)	Assumes severance equal to 12 months of Dr. Blobel’s base salary ($400,000 per year as of December 29, 2006).

(5)	Assumes severance equal to 150% of Dr. Blobel’s annual base salary ($400,000 per year as of December 29, 2006).

(6)	Assumes a price per share of the Company’s common stock equal to $3.22, the closing market price on December 29, 2006. In the case of stock options, represents the aggregate spread (i.e. the difference between the exercise price and the closing price of our common stock on December 29, 2006) with respect to all options that would be accelerated (or were actually accelerated, if applicable); in the case of shares of common stock, represents the aggregate value of all shares that would be accelerated (or were actually accelerated, if applicable).

(7)	Assumes acceleration of 400,000 unvested options as of December 29, 2006, equal to the then-unvested portion of Dr. Blobel’s initial option to purchase 400,000 shares of Common Stock that was issued on June 2, 2006. In addition, in the event of a termination without cause within one year after a change in control, the exercise period for any unexercised nonstatutory stock options then-held by Dr. Blobel would be extended to be 12 months after the date of such termination.

(8)	Under his Change of Control Agreement, Dr. Blobel would be retained by the Company as an independent contractor to provide consulting services to the Company at its request for up to five (5) hours per week for three (3) months after December 29, 2006, pursuant to which the Company will pay to executive officer a consulting fee of $400.00 per hour, up to a maximum of $2,500.00 per day, plus reasonable out-of-pocket expenses (for example, travel and lodging). Assumes the maximum amount payable under this arrangement (five hours per week for three months), but no out-of-pocket expenses.

(9)	Under his Employment Agreement and his Change of Control Agreement, if Dr. Blobel is covered under the Company’s group health plan as of the date of termination without cause (whether or not within one year after a change of control) and he timely elects to continue his group health benefits pursuant to federal law (COBRA), the Company will pay the COBRA premiums until the earlier of (A) the one year anniversary of Dr. Blobel’s termination without cause, or (B) the date on which Dr. Blobel commences new employment. If the Company is paying for health coverage of Dr. Blobel under another plan, the Company will continue to make payments (not to exceed the amount paid in the prior calendar year) for such coverage for the period specified in the prior sentence. Assumes the Company’s payment of all premiums necessary to cover Dr. Blobel from December 29, 2006 to December 29, 2007, assuming that Dr. Blobel was covered under the Company’s group health plan as of December 29, 2006, and that if he were terminated without cause as of such date, he timely elected to continue such benefits until December 29, 2007, calculated assuming that such premiums remain at the amounts in effect as of December 29, 2006.

(10)	Under his Confidential Separation Agreement and General Release of Claims, Dr. Lawrence was not entitled to any severance payment based on his salary.

(11)	Under his Confidential Separation Agreement and General Release of Claims, Dr. Lawrence was entitled to one-half of that portion of his $200,000 target bonus for his services during fiscal year 2006 that would otherwise be earned by Dr. Lawrence on the basis of the extent to which the performance goals established by the Compensation Committee for 2006 were satisfied. As such amount was to be payable at the same time as other management annual bonuses for 2006 are paid, the Compensation Committee approved the $100,000 bonus to Dr. Lawrence in early 2007.

(12)	Notwithstanding the provisions in his Employment Agreement that Dr. Lawrence will repay a new hire bonus of $100,000 in its entirety if he resigns from employment prior to the second anniversary of his employment date, under his Confidential Separation Agreement and General Release of Claims the Company agreed to not require repayment of such new hire bonus so long as Dr. Lawrence remains available and willing to provide consulting services to the Company in compliance with the terms regarding consulting as provided in his Independent Contractor Services Agreement until May 31, 2007. In the event Dr. Lawrence advises the Company that he will not be available to consult with the Company until May 31, 2007, or due to a conflict of interest or Dr. Lawrence’s failure to adequately perform such services as determined by the Company in its commercially reasonable discretion, Dr. Lawrence will be required to repay a pro rata portion of such new hire bonus, based upon the term of Dr. Lawrence’s active employment with the Company (12 months) plus the period of time Dr. Lawrence actually was available to provide consulting services. Assumes that such triggering events will not occur on or before May 31, 2007, and that Dr. Lawrence will be entitled to retain the entire new hire bonus.

(13)	Pursuant to an Independent Contractor Services Agreement dated as of June 2, 2006, and as contemplated under his Confidential Separation Agreement and General Release of Claims, Dr. Lawrence will provide consulting services to the Company as mutually agreed upon by Dr. Lawrence and the Company in the area of pharmaceutical research and clinical development and any other services as mutually agreed upon by Dr. Lawrence and the Company, starting on June 2, 2006 until May 31, 2007. In consideration for such services, the Company will pay Dr. Lawrence a fee of $400.00 per hour; provided, however, that compensation for all services provided under the Lawrence Contractor Agreement (including all expenses as described below) shall not exceed $59,999 in any calendar year unless approved in writing by the Compensation Committee of the Board. In addition, the Company will reimburse Dr. Lawrence for the following expenses incurred in connection with his services thereunder: (a) $100.00 per hour for actual time used for travel to and from the Company’s offices or other locations agreed to in the conduct of the Dr. Lawrence’s work for the Company under the Lawrence Contractor Agreement; and (b) reasonable and customary out-of-pocket expenses, including travel, hotel and meal accommodations, mailing, faxing and telephone calls. Assumes maximum services during 2006 permitted under the contractor agreement ($59,999), but no travel time or out-of-pocket expenses.

(14)	Under Dr. Lawrence’s Confidential Separation Agreement and General Release of Claims, the Company is obligated to reimburse Dr. Lawrence for relocation expenses incurred by Dr. Lawrence for his move from the San Francisco Bay Area to Chicago, with such reimbursement not expected to exceed $15,000. Actual amount reimbursed in 2006 was $1,226.

(15)	Under Dr. Lawrence’s Confidential Separation Agreement and General Release of Claims, if Dr. Lawrence was covered under the Company’s group health plan as of June 2, 2006 and he timely elected to continue his group coverage pursuant to federal/state law (COBRA), the Company was obligated to pay the applicable COBRA premiums as COBRA is provided in accordance with the terms of the applicable plans and the law until the earlier of (i) June 2, 2008, or (ii) the date Dr. Lawrence is eligible to obtain group health coverage under another employer’s group health plan. In addition, during the specified period, the Company is obligated to continue to pay the premiums for dental, life and such similar benefit policies as Dr. Lawrence was eligible for as an employee. Thereafter, Dr. Lawrence would be solely responsible for the timely payment of the COBRA premiums. Assumes the Company’s payment of all premiums necessary to cover Dr. Lawrence from June 2, 2006 until June 2, 2008, assuming that Dr. Lawrence was covered under the Company’s group health plan as of June 2, 2006, and assuming Dr. Lawrence’s timely election to continue such benefits until June 2, 2008, calculated assuming that such premiums remain at the amounts in effect as of December 29, 2006.

(16)	Assumes severance equal to 12 months of Mr. Waldron’s base salary ($325,686 per year as of December 29, 2006).

(17)	Under his Employment Agreement, in the event of Mr. Waldron’s termination without cause, the Company is obligated to pay him a pro-rated management bonus based on the previous year’s bonus. Assuming a termination without cause as of December 26, 2006, Mr. Waldron would have been entitled to receive 100% of his $100,000 bonus paid in fiscal year 2006 for reaching specific performance objectives during 2005.

(18)	Assumes acceleration of vesting of all options held by the executive officer as of December 29, 2006 but unvested as of such date, as described in the executive officer’s Change in Control Agreement.

(19)	Under his Change of Control Agreement, the executive officer would be retained by the Company as an independent contractor to provide consulting services to the Company at its request for up to eight (8) hours per week for twenty-four (24) months after December 29, 2006, pursuant to which the Company will pay to executive officer a consulting fee of $1,000 per day, plus reasonable out-of-pocket expenses (for example, travel and lodging). Assumes the maximum amount payable under this arrangement (one eight-hour day per week for twenty-four weeks), but no out-of-pocket expenses.

(20)	In the event of the executive officer’s termination without cause, for two (2) years after such termination, the Company will pay the premiums to continue the executive officer’s group health insurance coverage under COBRA so long as he timely elects COBRA coverage. Assumes the Company’s payment of all premiums necessary to cover the executive officer from December 29, 2006 until December 29, 2008, assuming that the executive officer timely elected COBRA coverage upon a termination without cause as of December 29, 2006, calculated assuming that such premiums remain at the amounts in effect as of December 29, 2006.

(21)	Assumes severance equal to 12 months of Mr. Schmid’s base salary ($277,970 per year as of December 29, 2006).

(22)	Under his Confidential Separation Agreement and General Release of Claims, Dr. Rudolph was entitled to severance equal to 12 months of his base salary ($351,951 per year as of November 17, 2006).

(23)	Under his Confidential Separation Agreement and General Release of Claims, Dr. Rudolph was entitled to, and was actually paid, a pro-rated management bonus for 2006 of $61,250, based on his management bonus of $70,000 for fiscal year 2005.

(24)	Under his Confidential Separation Agreement and General Release of Claims, the Company agreed that it would obtain tail coverage for Dr. Rudolph under its officers and directors liability policy which shall remain in effect until November 17, 2009. Although the Company pays premiums for its officers and directors liability policy, there has not been, and there is not expected to be, any incremental additional cost to the Company to include Dr. Rudolph in the coverage of the policy during the period until November 17, 2009. There have been no claims relating to Dr. Rudolph under the policy during this time, and this assumes that there will be no such claims. Accordingly, the amount of the benefit to Dr. Rudolph for this provision is not quantitatively calculable.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee during fiscal year 2006 were Rolf H. Henel (chairman), John D. Baxter and Richard J. Hawkins. No member of the Compensation Committee during fiscal year 2006 has been an officer or employee of the Company or any of its subsidiaries, or has had any relationship requiring disclosure by the Company under Item 404 of Regulation S-K promulgated by the Securities and Exchange Commission. No interlocking relationships existed during fiscal year 2006 between any member of the Company’s Compensation Committee and any member of any other company’s board of directors or compensation committee.

Transactions with Related Persons

Our European marketing and development partner, Sigma-Tau, held 19.3% of our stock as of March 31, 2007. Sigma-Tau is conducting trials in Europe for the treatment of malignant melanoma and hepatitis C and we have various licensing and development obligations to them. In 2004, we amended our existing agreement with Sigma-Tau to provide for Sigma-Tau to undertake the current HCV trial in Europe in exchange for our agreement to provide approximately $2,500,000 in funding and other assistance for the trial. Further information on our relationship with Sigma-Tau is contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, including under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Other than (a) transactions with Sigma-Tau and (b) agreements described elsewhere under this EXECUTIVE COMPENSATION AND OTHER MATTERS section of this proxy statement on Schedule 14A, since January 2006, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which the Company was or is to be a participant in which the amount involved exceeds $120,000, and in which any director, executive officer or holder of more than 5% of any class of voting securities of the Company and members of such person’s immediate family had or will have a direct or indirect material interest.

Pursuant to the charter of the Audit Committee of our Board of Directors, the Audit Committee has the responsibility and duty to review and approve all related-party transactions, other than those previously reviewed and approved by (i) an independent committee of the Board of Directors, or (ii) an independent majority of the

Board, after reviewing each such transaction for potential conflicts of interest and other improprieties. Pursuant to our Corporate Code of Conduct and Reporting (Whistle Blowing) of Perceived or Alleged Violations (our “Code of Conduct”), our executive officers and directors, including their immediate family members, are required to report any actual or potential conflict of interests to a supervisor, who in turn is required to refer all such reports to the Chief Executive Officer, the Company’s Chief Financial Officer or the Chair of the Audit Committee. Our Code of Conduct provides a non-exhaustive list of examples of actual or potential conflicts with respect to the persons subject to the Code of Conduct, including without limitation:

•	Receipt of improper personal benefits as a result of the person’s (or family member’s) position in the Company;

•	Use of the Company’s property for the person’s (or family member’s) personal benefit except pursuant to an express agreement or understanding with the Company;

•	Having a financial interest in a customer, supplier, or competitor which is significant enough to cause divided loyalty with the Company or the appearance of divided loyalty (the significance of a financial interest depends on many factors, such as size of investment in relation to the person’s (or family member’s) income, net worth and/or financial needs, the person’s (or family member’s) potential to influence decisions that could impact interests, and the nature of the business or level of competition between the Company and the supplier, customer or competitor);

•	The person’s (or family member’s) acquisition of an interest in property (such as real estate, patent or other intellectual property rights or securities) in which the person (or family member) has reason to know the Company has, or might have, a legitimate interest;

•	Receiving a loan or a guarantee of a loan from a customer, supplier or competitor (other than a loan from a financial institution made in the ordinary course of business and on an arm’s-length basis);

•	Divulging or using the Company’s confidential information—such as financial data, customer information, or computer programs—for the person’s (or family member’s) own personal or business purposes;

•	Making gifts or payments, or providing special favors, to customers, suppliers or competitors (or their immediate family members) with a value significant enough to cause the customer, supplier or competitor to make a purchase, or take or forego other action, which is beneficial to the Company and which the customer, supplier or competitor would not otherwise have taken; or

•	Being given the right to buy stock in other companies or receiving cash or other payments in return for promoting the services of an advisor, such as an investment banker, to the Company.

Indebtedness of Management

No director, executive officer, member of such person’s immediate family, corporation or organization of which such person is an executive officer or partner or is the beneficial owner of 10% or more of any class of equity securities, or trust or other estate in which any such person has a substantial beneficial interest or serves as a trustee, has been indebted to the Company or any of its subsidiaries at any time since January 2006 in an amount in excess of $60,000, other than as may be described in TRANSACTIONS WITH RELATED PERSONS.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and persons who beneficially own more than 10% of the Company’s Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. These persons are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms that they file.

Based solely on the Company’s review of the forms furnished to it and written representations from certain reporting persons, the Company believes that all filing requirements applicable to its executive officers, directors and persons who beneficially own more than 10% of the Company’s common stock were complied with during the fiscal year 2006.

EQUITY COMPENSATION PLAN INFORMATION

As of December 31, 2006, the Company maintained seven compensation plans that provide for the issuance of common stock to officers and other employees, directors and consultants. These consist of the 1991 Stock Plan, the 1992 Stock Plan, the 1995 Equity Incentive Plan, the 1995 Nonemployee Director Stock Option Plan, the 1996 Employee Stock Purchase Plan, the 2004 Outside Directors Stock Option Plan and the 2005 Equity Incentive Plan, which plans have all been approved by the Company’s stockholders. The Company does not currently maintain any compensation plans that have not been approved by the Company’s stockholders. The following table sets forth information regarding outstanding options and shares reserved for future issuance under the foregoing plans as of December 31, 2006.

Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a)) (c)
Equity compensation plans approved by stockholders:
1991 Stock Plan	209,200	$5.50	—
1992 Stock Plan	81,500	$5.31	—
1995 Equity Incentive Plan	3,129,935	$5.14	—
1995 Nonemployee Director Stock Option Plan	505,000	$6.46	—
1996 Employee Stock Purchase Plan	—	—	282,519	(1)
2004 Outside Directors Stock Option Plan	545,000	$3.77	470,000
2005 Equity Incentive Plan	2,918,125	$2.77	1,866,250
Total	7,388,760	$4.20	2,618,769

(1)	The 1996 Employee Stock Purchase Program is a voluntary plan open to all employees. This plan allows employees to elect payroll deductions which are used to purchase the Company’s common stock directly from the Company.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of the Securities and Exchange Commission’s Regulation S-K with management. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for fiscal year 2006 and this proxy statement on Schedule 14A. The material in this report shall not be deemed to be “soliciting material” or “filed” with the Securities and Exchange Commission, will be deemed “furnished” in the Company’s Annual Report on Form 10-K for fiscal year 2006, and will not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, as a result of furnishing the disclosure in this manner.

Respectfully submitted by the Compensation Committee,

Rolf H. Henel, John D. Baxter and Richard J. Hawkins

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. Our independent auditor, Ernst & Young LLP, is responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles.

The Audit Committee consists of three directors each of whom, in the judgment of the Board, is an “independent director” as defined in the listing standards for The NASDAQ Stock Market. The Audit Committee held seven meetings during fiscal year 2006. The Audit Committee acts pursuant to a written charter that has been adopted by the Board of Directors. This charter is available in the Investor Relations section of the Company’s website at www.sciclone.com. The Audit Committee reviews and reassesses at least annually the adequacy of the Charter.

The Company’s management is responsible for establishing and maintaining adequate internal control over financial reporting, for preparing the Company’s financial statements and for the public reporting process. The Company’s independent registered public accounting firm, Ernst & Young LLP, is responsible for expressing opinions on the conformity of the Company’s audited financial statements with generally accepted accounting principles and on management’s assessment of the effectiveness of the Company’s internal control over financial reporting. In addition, Ernst & Young LLP expresses its own opinion on the effectiveness of the Company’s internal control over financial reporting.

In this context, the Audit Committee has reviewed and discussed the Company’s audited financial statements with management. The Audit Committee has discussed with Ernst & Young LLP all matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements. The Audit Committee has met with Ernst & Young LLP, with and without management present, to discuss the overall scope of Ernst & Young LLP’s audit, the results of its examinations, its evaluations of the Company’s internal controls and the overall quality of its financial reporting. The Audit Committee meets with the outside auditors each quarter, and typically meets with them independently each quarter.

The Audit Committee has also received from Ernst & Young LLP a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with the auditors any relationships that may impact their objectivity and independence and, having been informed that no such relationships exist between Ernst & Young LLP and the Company, satisfied itself as to the auditors’ independence. In evaluating the auditors’ independence, the Audit Committee noted that Ernst & Young LLP did not provide any consulting services to the Company.

The Audit Committee requires that all audit and permissible non-audit services be submitted to it for review and approval in advance.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

Respectfully submitted by the Audit Committee,

Jon S. Saxe, Richard J. Hawkins and Dean S. Woodman

YEAR 2008 STOCKHOLDER PROPOSALS

The Company welcomes comments or suggestions from its stockholders. Under the Company’s Bylaws, in order for business to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder proposal to be presented at an annual meeting shall be received at the Company’s principal executive offices not less than 120 calendar days in advance of the date that the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been advanced by more than 30 calendar days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received not later than the close of business on the tenth day following the day on which the date of the annual meeting is publicly announced.

Proposals of stockholders intended to be presented at the Company’s 2008 Annual Meeting of Stockholders must be received by Richard A. Waldron, SciClone Pharmaceuticals, Inc., 901 Mariner’s Island Boulevard, San Mateo, California 94404, no later than January 3, 2008, and must satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals to be included in the Company’s proxy statement for the meeting.

OTHER MATTERS

At the date of this Proxy Statement, the Board of Directors knows of no other business that will be presented at the Annual Meeting other than as described in this Proxy Statement. If any other matter or matters are properly brought before the Annual Meeting, or any adjournment or postponement of the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

It is important that the proxies be voted promptly and that your shares be represented. Please vote your shares at your earliest convenience by phone, via the internet or by completing, signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope.

By order of the Board of Directors

RICHARD A. WALDRON

Executive Vice President, Chief Financial Officer and Secretary

San Mateo, California
April 30, 2007

SciClone Pharmaceuticals, Inc.

2005 Equity Incentive Plan

As Amended Through February 22, 2007

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(continued)

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(continued)

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SciClone Pharmaceuticals, Inc.
2005 Equity Incentive Plan
As Amended Through February 22, 2007

     1.      Establishment, Purpose and Term of Plan.

          1.1      Establishment. The SciClone Pharmaceuticals, Inc. 2004 Stock Option Plan was initially established effective May 26, 2004 (the “Initial Plan”). The Initial Plan is hereby amended and restated in its entirety as the SciClone Pharmaceuticals, Inc. 2005 Equity Incentive Plan (the “Plan”) effective as of June 7, 2005, the date of its approval by the stockholders of the Company (the “Effective Date”).

          1.2      Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Stock Purchase Rights, Stock Bonuses, Restricted Stock Units, Performance Shares and Performance Units.

          1.3      Term of Plan. The Plan shall continue in effect until its termination by the Committee; provided however, that all Awards shall be granted, if at all, within ten (10) years from the Effective Date.

     2.      Definitions and Construction.

          2.1      Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

               (a)      “Affiliate” means (i) an entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Corporation, that is controlled by the Company directly, or indirectly through one or more intermediary entities. For this purpose, the term “control” (including the term “controlled by”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.

               (b)      “Award” means any Option, Stock Appreciation Right, Stock Purchase Right, Stock Bonus, Restricted Stock Unit, Performance Share or Performance Unit granted under the Plan.

               (c)      “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant.

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                (d)      “Board” means the Board of Directors of the Company.

                (e)      “Cause” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or by a written contract of employment or service, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant ’s ability to perform his or her duties with a Participating Company.

                (f)      “Change in Control” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or by a written contract of employment or service, the occurrence of any of the following:

                     (i)      an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or, in the case of an Ownership Change Event described in Section 2.1(y)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

                     (ii)      a liquidation or dissolution of the Company.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

                (g)      “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

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                (h)      “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

                (i)      “Company” means SciClone Pharmaceuticals, Inc., a Delaware corporation, or any successor corporation thereto.

                (j)      “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on a Form S-8 Registration Statement under the Securities Act.

                (k)      “Covered Employee” means any Employee who is or may become a “covered employee” as defined in Section 162(m), or any successor statute, and who is designated, either as an individual Employee or a member of a class of Employees, by the Committee no later than (i) the date ninety (90) days after the beginning of the Performance Period, or (ii) the date on which twenty-five percent (25%) of the Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.

                (l)      “Director” means a member of the Board.

                (m)      “Disability” means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

                (n)      “Dividend Equivalent” means a credit, made at the discretion of the Committee or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

                (o)      “Employee” means any person treated as an employee (including an Officer or a member of the Board who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a member of the Board nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or t ermination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any,

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notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

                (p)      “Exchange Act” means the Securities Exchange Act of 1934, as amended.

               (q)      “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

                    (i)      Except as otherwise determined by the Committee, if, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

                     (ii)      Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value on the basis of the opening, closing, high, low or average sale price of a share of Stock or the actual sale price of a share of Stock received by a Participant, on such date, the preceding trading day or the next succeeding trading day or an average determined over a period of trading days. The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan.

                     (iii)      If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

                (r)      “Full Value Award” means any Award settled in Stock, other than (i) an Option, (ii) a Stock Appreciation Right or (iii) a Stock Purchase Right under which the Company will receive monetary consideration equal to the Fair Market Value of the shares subject to such Award.

                (s)      “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

                (t)      “Insider” means an Officer, Director or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

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                (u)      “Insider Trading Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.

                (v)      “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) an incentive stock option within the meaning of Section 422(b) of the Code.

                (w)      “Officer” means any person designated by the Board as an officer of the Company.

                (x)      “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to Section 6.

                (y)      “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

                (z)      “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

                (aa)      “Participant” means any eligible person who has been granted one or more Awards.

                (bb)      “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

                (cc)      “Participating Company Group” means, at any point in time, all entities collectively which are then Participating Companies.

                (dd)      “Performance Award” means an Award of Performance Shares or Performance Units.

                (ee)      “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 10.3 which provides the basis for computing the value of a Performance Award at one or more threshold levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

                (ff)      “Performance-Based Compensation” means compensation under an Award that satisfies the requirements of Section 162(m) for certain performance-based compensation paid to Covered Employees.

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                (gg)      “Performance Goal” means a performance goal established by the Committee pursuant to Section 10.3.

                (hh)      “Performance Period” means a period established by the Committee pursuant to Section 10.3 at the end of which one or more Performance Goals are to be measured.

                (ii)      “Performance Share” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based on performance.

                (jj)      “Performance Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon performance.

                (kk)       “Restricted Stock Unit” or “Stock Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 9, respectively, to receive a share of Stock on a date determined in accordance with the provisions of Section 9, as applicable, and the Participant’s Award Agreement.

                (ll)      “Restriction Period” means the period established in accordance with Section 8.5 during which shares subject to a Stock Award are subject to Vesting Conditions.

                (mm)      “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

                (nn)      “SAR” or “Stock Appreciation Right” means a bookkeeping entry representing, for each share of Stock subject to such SAR, a right granted to a Participant pursuant to Section 7 to receive payment of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price.

                (oo)      “Section 162(m)” means Section 162(m) of the Code.

                (pp)       “Section 409A” means Section 409A of the Code (including regulations or administrative guidelines thereunder).

                (qq)      “Securities Act” means the Securities Act of 1933, as amended.

                (rr)      “Service” means a Participant’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. A Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, if any such leave taken by a Participant exceeds ninety (90) day s, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated

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unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.

                (ss)      “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.3.

                (tt)      “Stock Award” means an Award of a Stock Bonus or a Stock Purchase Right.

                (uu)      “Stock Bonus” means Stock granted to a Participant pursuant to Section 8.

                (vv)      “Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 8.

                (ww)      “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

                (xx)      “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

                (yy)       “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s purchase price for such shares upon the Participant’s termination of Service.

          2.2       Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

     3.      Administration.

          3.1       Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award.

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          3.2       Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election. The Board or Committee may, in its discretion, delegate to a committee comprised of one or more Officers the authority to grant one or more Awards, without further approval of the Board or the Committee, to any Employee, other than a person who, at the time of such grant, is an Insider; provided, however, that (a) such Awards shall not be granted for shares in excess of the maximum aggregate number of shares of Stock authorized for issuance pursuant to Section 4.1, (b) each such Award which is a Full Value Award shall be subject to minimum vesting provisions described in Section 5.3(b), (c) each such Award shall be subject to the terms and conditions of the appropriate standard form of Award Agreement approved by the Board or the Committee and shall conform to the provisions of the Plan, and (d) each such Award shall conform to such limits and guidelines as shall be established from time to time by resolution of the Board or the Committee.

          3.3       Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

          3.4       Committee Complying with Section 162(m). If the Company is a “publicly held corporation” within the meaning of Section 162(m), the Board may establish a Committee of “outside directors” within the meaning of Section 162(m) to approve the grant of any Award intended to result in the payment of Performance-Based Compensation.

          3.5       Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

                (a)      to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock, units or monetary value to be subject to each Award;

                (b)      to determine the type of Award granted;

                (c)      to determine the Fair Market Value of shares of Stock or other property;

                (d)      to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Measures, Performance Period, Performance Award Formula and Performance

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Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

                (e)      to determine whether an Award will be settled in shares of Stock, cash, or in any combination thereof;

                (f)      to approve one or more forms of Award Agreement;

                (g)      to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

                (h)      to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;

                (i)      without the consent of the affected Participant and notwithstanding the provisions of any Award Agreement to the contrary, to unilaterally substitute at any time a Stock Appreciation Right providing for settlement solely in shares of Stock in place of any outstanding Option, provided that such Stock Appreciation Right covers the same number of shares of Stock and provides for the same exercise price (subject in each case to adjustment in accordance with Section 4.3) as the replaced Option and otherwise provides substantially equivalent terms and conditions as the replaced Option, as determined by the Committee;

                (j)      to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards; and

                (k)      to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

          3.6       Option or SAR Repricing. Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Board shall not approve either (a) the cancellation of outstanding Options or SARs and the grant in substitution therefore of new Options or SARs having a lower exercise price or (b) the amendment of outstanding Options or SARs to reduce the exercise price thereof. This paragraph shall not be construed to apply to “issuing or assuming a stock option in a transaction to which section 424(a) applies,” within the meaning of Section 424 of the Code.

          3.7       Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the

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Participating Company Group, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

     4.      Shares Subject to Plan.

          4.1       Maximum Number of Shares Issuable. Subject to adjustment as provided in Sections 4.2 and 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be seven million eight hundred thousand (7,800,000) shares, and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.

          4.2       Share Accounting.

                (a)      Each share of Stock subject to an Award other than a Full Value Award shall be counted against the limit set forth in Section 4.1 as one share. Each share of Stock subject to a Full Value Award shall be counted against the limit as 1.3 shares.

                (b)      If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant’s original purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award, other than an Option or SAR, that is settled in cash. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to Section 14.2 shall not agai n be available for issuance under the Plan. Upon payment in shares of Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the SAR is exercised. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised.

          4.3       Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation,

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reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, in the Award limits set forth in Section 5.3 and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected with out receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section 4.3 shall be rounded down to the nearest whole number, and in no event may the exercise or purchase price under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee in its sole discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section 4.3 shall be final, binding and conclusive.

     The Committee may, without affecting the number of Shares reserved or available hereunder, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Sections 409A and 422 and any related guidance issued by the U.S. Treasury Department, where applicable.

     5.      Eligibility, Participation and Award Limitations.

          5.1       Persons Eligible for Awards. Awards may be granted only to Employees, Consultants and Directors.

          5.2       Participation in Plan. Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

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          5.3       Award Limitations.

                (a)      Incentive Stock Option Limitations.

                     (i)      Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to adjustment as provided in Section 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed seven million eight hundred thousand (7,800,000) shares. The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Section 4.2 and Section 4.3.

                     (ii)      Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee of an ISO-Qualifying Corporation shall be deemed granted effective on the date such person commences Service with an ISO-Qualifying Corporation, with an exercise price determined as of such date in acco rdance with Section 8.2.

                     (iii)      Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limita tion different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise, shares issued pursuant to each such portion shall be separately identified.

                (b)      Limit on Full Value Awards without Minimum Vesting. Except with respect to a maximum of five percent (5%) of the maximum aggregate number of shares of Stock that may be issued under the Plan, as provided in Sections 4.1, 4.2 and 4.3, any Full Value Award which vests on the basis of the Participant’s continued Service shall not provide for vesting which is any more rapid than over a period of three (3) years, and any Full Value Award which vests on the basis of the attainment of performance goals shall not provide for a performance period of less than twelve (12) months; provided, however, that such limitations

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shall not preclude the acceleration of vesting of any such Award upon the death, disability, retirement or involuntary termination of Service of the Participant or upon or following a Change in Control, as determined by the Committee in its discretion.

                (c)      Section 162(m) Award Limits. The following limits shall apply to the grant of any Award if, at the time of grant, the Company is a “publicly held corporation” within the meaning of Section 162(m).

                     (i)      Options and SARs. Subject to adjustment as provided in Section 4.3, no Employee shall be granted within any fiscal year of the Company one or more Options or Freestanding SARs which in the aggregate are for more than one million two hundred fifty thousand (1,250,000) shares.

                     (ii)      Stock Awards and Restricted Stock Unit Awards. Subject to adjustment as provided in Section 4.3, no Employee shall be granted within any fiscal year of the Company one or more Stock Awards or Restricted Stock Unit Awards, the grant or vesting of which is based on the attainment of Performance Goals, for more than seven hundred fifty thousand (750,000) shares.

                     (iii)      Performance Awards. Subject to adjustment as provided in Section 4.3, no Employee shall be granted (1) Performance Shares which could result in such Employee receiving more than seven hundred fifty thousand (750,000) shares for each full fiscal year of the Company contained in the Performance Period for such Award, or (2) Performance Units which could result in such Employee receiving more than two million two hundred fifty thousand dollars ($2,250,000) for each full fiscal year of the Company contained in the Performance Period for such Award. No Participant may be granted more than one Performance Award for the same Performance Period.

     6.      Stock Options.

                Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference, including the provisions of Section 16 with respect to Section 409A if applicable, and shall comply with and be subject to the following terms and conditions:

                6.1      Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share of an Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted

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pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

          6.2       Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option. Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated i n accordance with its provisions.

          6.3       Payment of Exercise Price.

                (a)      Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash or by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from tim e to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (v) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

                (b)      Limitations on Forms of Consideration.

                     (i)      Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. Unless otherwise provided by the Committee, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months (or such other period, if any, as the Committee may permit) and not used for another Option exercise by attestation during such period, or were not acquired, directly or indirectly, from the Com pany.

                    (ii)      Cashless Exercise. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless

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Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

          6.4       Effect of Termination of Service.

                (a)      Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Committee in the grant of an Option and set forth in the Award Agreement, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate:

                     (i)      Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).

                     (ii)      Death. If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service.

                     (iii)      Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause or if, following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause for termination of Service, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.

                     (iv)      Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable by the Participant on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

                (b)      Extension if Exercise Prevented by Law. Notwithstanding the foregoing, other than termination for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 13 below, the Option shall remain exercisable until three (3) months (or such longer period of time as

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determined by the Committee, in its discretion) after the date the Participant is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

                (c)      Extension if Participant Subject to Section 16(b). Notwithstanding the foregoing, other than termination for Cause, if a sale within the applicable time periods set forth in Section 6.4(a) of shares acquired upon the exercise of the Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Participant’s termination of Service, or (iii) the Option Expiration Date.

          6.5       Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act.

     7.      Stock Appreciation Rights.

          Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. No SAR or purported SAR shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference, including provisions of Section 16 with respect to Section 409A if applicable, and shall comply with and be subject to the following terms and conditions:

          7.1       Types of SARs Authorized. SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR ”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may only be granted concurrently with the grant of the related Option.

          7.2       Exercise Price. The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR.

          7.3       Exercisability and Term of SARs.

                (a)      Tandem SARs. Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to

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such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.

                (b)      Freestanding SARs. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR.

          7.4       Exercise of SARs. Upon the exercise (or deemed exercise pursuant to Section 7.5) of an SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made (a) in the case of a Tandem SAR, solely in shares of Stock in a lump sum as soon as practicable following the date of exercise of the SAR and (b) in the case of a Freestanding SAR, in cash, shares of Stock, or any combination thereof as determined by the Committee in compliance with Section 409A. Unless otherwise provided in the Award Agreement evidencing a Freestanding SAR, payment shall be made in a lump sum as soon as practicable following the date of exercise of the SAR. The Award Agreement evidencing any Freestanding SAR may provide for deferred payment in a lump sum or in installments in compliance with Section 409A. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section 7.5.

          7.5       Deemed Exercise of SARs. If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

          7.6       Effect of Termination of Service. Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee in the grant of an SAR and set forth in the Award Agreement, an SAR shall be exercisable after a Participant’s termination of Service only to the extent and during the applicable time period

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determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.

          7.7       Nontransferability of SARs. During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Award, a Tandem SAR related to a Nonstatutory Stock Option or a Freestanding SAR shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registrati on Statement under the Securities Act.

     8.      Stock Awards.

          Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Stock Bonus or a Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. No Stock Award or purported Stock Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Stock Awards may incorporate all or any of the terms of the Plan by reference, including the provisions of Section 16 with respect to Section 409A, if applicable, and shall comply with and be subject to the following terms and conditions:

          8.1       Types of Stock Awards Authorized. Stock Awards may be granted in the form of either a Stock Bonus or a Stock Purchase Right. Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Stock Award or the lapsing of the Restriction Period is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

          8.2       Purchase Price. The purchase price for shares of Stock issuable under each Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to a Stock Award.

          8.3       Purchase Period. A Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Stock Purchase Right.

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          8.4       Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Stock Purchase Right shall be made (a) in cash or by check or cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iii) by any combination thereof. The Committee may at any time or from time to time grant Stock Purchase Rights which do not permit all of the foregoing forms of consideration to be used in payment of the purchase price or which otherwise restrict one or more forms of consideration.

          8.5       Vesting and Restrictions on Transfer. Subject to Section 5.3(b), Shares issued pursuant to any Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any Restriction Period in which shares acquired pursuant to a Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 8.8. The Committee, in its discretion, may provide in any Award Agreement evidencing a Stoc k Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Stock Award would otherwise occur on a day on which the sale of such shares would violate the Company’s Insider Trading Policy, then the satisfaction of the Vesting Conditions shall automatically be deemed to occur on the next day on which the sale of such shares would not violate the Insider Trading Policy. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

          8.6       Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 8.5 and any Award Agreement, during any Restriction Period applicable to shares subject to a Stock Award, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares. However, in the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant’s Stock Award shall be imme diately subject to the same Vesting Conditions as the shares subject to the Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

          8.7       Effect of Termination of Service. Unless otherwise provided by the Committee in the Award Agreement evidencing a Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the

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Participant pursuant to a Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

          8.8       Nontransferability of Stock Award Rights. Rights to acquire shares of Stock pursuant to a Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

     9.      Restricted Stock Unit Awards.

          Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall from time to time establish. No Restricted Stock Unit Award or purported Restricted Stock Unit Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference, including the provisions of Section 16 with respect to Section 409A, if applicable, and shall comply with and be subject to the following terms and conditions:

          9.1       Grant of Restricted Stock Unit Awards. Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

          9.2       Purchase Price. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.

          9.3       Vesting. Subject to Section 5.3(b), Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.

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          9.4       Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to the particular shares subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent s, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock. The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adj ustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

          9.5       Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.

          9.6       Settlement of Restricted Stock Unit Awards. The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes. If permitted by the Committee, subject to the provisions of Section 16 with respect to Section 409A, the Participant may elect in accordance with terms specified in the Award Agreement to defer receipt of all or any portion of the shares o f Stock or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) elected by the Participant shall be set forth in the Award Agreement. Notwithstanding the foregoing, the Committee, in its discretion, may provide for settlement of any Restricted Stock Unit Award by payment to the Participant in cash

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of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that, if the settlement of the Award with respect to any shares would otherwise occur on a day on which the sale of such shares would violate the Company’s Insider Trading Policy, then the settlement with respect to such shares shall occur on the next day on which the sale of such shares would not violate the Insider Trading Policy.

          9.7      Nontransferability of Restricted Stock Unit Awards. The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

     10.      Performance Awards.

          Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. No Performance Award or purported Performance Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Performance Awards may incorporate all or any of the terms of the Plan by reference, including the provisions of Section 16 with respect to Section 409A, if applicable, and shall comply with and be subject to the following terms and conditions:

          10.1      Types of Performance Awards Authorized. Performance Awards may be granted in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

          10.2      Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.3, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant. The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

          10.3      Establishment of Performance Period, Performance Goals and Performance Award Formula. In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall

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determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to each Performance Award intended to result in the payment of Performance-Based Compensation, the Committee shall establish the Performance Goal(s) and Performance Award Formula applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain. Once established, the Performance Goals and Performance Award Formula applicable to a Covered Employee shall not be changed during the Performance Period. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

          10.4      Measurement of Performance Goals. Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:

               (a)      Performance Measures. Performance Measures shall have the same meanings as used in the Company’s financial statements, or, if such terms are not used in the Company’s financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Company’s industry. Performance Measures shall be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. For purposes of the Plan, the Performance Measures applicable to a Performance Award shall be calculated in accordance with generally accepted accounting principles, but prior to the accrual or payment of any Performance A ward for the same Performance Period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award. Performance Measures may be one or more of the following, as determined by the Committee:

                    (i)      revenue;

                    (ii)      sales;

                    (iii)      expenses;

                    (iv)      operating income;

                    (v)      gross margin;

                    (vi)      operating margin;

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                    (vii)      earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization;

                    (viii)      pre-tax profit;

                    (ix)      net operating income;

                    (x)      net income;

                    (xi)      economic value added;

                    (xii)      free cash flow;

                    (xiii)      operating cash flow;

                    (xiv)      stock price;

                    (xv)      earnings per share;

                    (xvi)      return on stockholder equity;

                    (xvii)      return on capital;

                    (xviii)      return on assets;

                    (xix)      return on investment;

                    (xx)      employee satisfaction;

                    (xxi)      employee retention;

                    (xxii)      balance of cash, cash equivalents and marketable securities;

                    (xxiii)      market share;

                    (xxiv)      number of customers;

                    (xxv)      customer satisfaction;

                    (xxvi)      product development;

                    (xxvii)      completion of a joint venture or other corporate transaction;

                    (xxviii)      completion of identified special project; and

                    (xxix)      overall effectiveness of management.

               (b)      Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of

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a Performance Award determined under the applicable Performance Award Formula by the level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value or as a value determined relative to an index, budget or other standard selected by the Committee.

          10.5      Settlement of Performance Awards.

               (a)      Determination of Final Value. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

               (b)      Discretionary Adjustment of Award Formula. In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award granted to any Participant who is not a Covered Employee to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine. If permitted under a Covered Employee’s Award Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of the Performance Award that would otherwise be paid to the Covered Employee upon its settlement notwithstand ing the attainment of any Performance Goal and the resulting value of the Performance Award determined in accordance with the Performance Award Formula. No such reduction may result in an increase in the amount payable upon settlement of another Participant’s Performance Award that is intended to result in Performance-Based Compensation.

               (c)      Effect of Leaves of Absence. Unless otherwise required by law or a Participant’s Award Agreement, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant’s Service during the Performance Period during which the Participant was not on a leave of absence.

               (d)      Notice to Participants. As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.

               (e)      Payment in Settlement of Performance Awards. Subject to the provisions of Section 16 with respect to Section 409A, as soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. If permitted by the Committee, and subject to the provisions of Section 16

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with respect to Section 409A, the Participant may elect to defer receipt of all or any portion of the payment to be made to Participant pursuant to this Section, and such deferred payment date(s) elected by the Participant shall be set forth in the Award Agreement. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalents or interest.

               (f)      Provisions Applicable to Payment in Shares. If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the value of a share of Stock determined by the method specified in the Award Agreement. Such methods may include, without limitation, the closing market price on a specified date (such as the settlement date) or an average of market prices over a series of trading days. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sect ions 8.5 through 8.8 above.

          10.6      Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to the particular shares subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfei ted. Such Dividend Equivalents, if any, shall be credited to the Participant in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock. The number of additional Performance Shares (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Dividend Equivalents may be paid currently or may be accumulated and paid to the extent that Performance Shares become nonforfeitable, as determined by the Committee. Settlement of Dividend Equivalents may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 10.5. Dividend Equivalents shall not be paid w ith respect to Performance Units. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.

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          10.7      Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:

               (a)      Death or Disability. If the Participant’s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of days of the Participant’s Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

               (b)      Other Termination of Service. If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety.

          10.8      Nontransferability of Performance Awards. Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

     11.      Standard Forms of Award Agreement.

          11.1      Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of Agreement incorporated therein by reference, or such other form or forms as the Committee may approve from time to time.

          11.2      Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

     12.      Change in Control.

          12.1      Effect of Change in Control on Options and SARs. Subject to the provisions of Section 16 with respect to Section 409A if applicable, the Committee may provide for any one or more of the following:

               (a)      Accelerated Vesting. The Committee may, in its sole discretion, provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability and vesting in

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connection with such Change in Control of any or all outstanding Options and SARs and shares acquired upon the exercise of such Options and SARs upon such conditions, including termination of the Participant’s Service prior to, upon, or following such Change in Control, and to such extent as the Committee shall determine.

               (b)      Assumption or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, either assume or continue the Company’s rights and obligations under outstanding Options and SARs or substitute for outstanding Options and SARs substantially equivalent options and SARs (as the case may be) for the Acquiror’s stock. Any Options or SARs which are neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Cont rol.

               (c)      Cash-Out. The Committee may, in its sole discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Option or SAR outstanding immediately prior to the Change in Control shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Option or SAR in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the excess of the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control over the exercise price per share under such Option or SAR (the “Spread”). In the event such determination is made by the Committee, the Spread (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of the vested portion of their canceled Options and SARs as soon as practicable following the date of the Change in Control and in respect of the unvested portion of their canceled Options and SARs in accordance with the vesting schedule applicable to such Awards as in effect prior to the Change in Control.

          12.2      Effect of Change in Control on Stock Awards, Restricted Stock Unit Awards and Performance Awards. Subject to the provisions of Section 16 with respect to Section 409A if applicable, the Committee may, in its discretion, provide in any Award Agreement evidencing a Stock Award, Restricted Stock Unit Award or Performance Award for, or in the event of a Change in control may take such actions as it deems appropriate to provide for, the lapsing of the Restriction Period applicable to the shares subject to the Stock Award (and, in the case of Restricted Stock Units and Performance Awards, acceleration of the vesting and settlement of such Award) upon such conditions, including termination of the Participant’s Service prior to, upon, or following such Change in Control, and to such extent as the Committee shall determine.

     13.      Compliance with Securities Law.

               The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system

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upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

     14.      Tax Withholding.

          14.1      Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

          14.2      Withholding in Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

     15.      Amendment or Termination of Plan.

               The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.3), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or market system upon which the Stock may then be listed. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. Except as provided by the next sentence, no amendment, suspension or termi nation of the Plan may adversely affect any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan to

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the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.

     16.      Compliance with Section 409A.

          16.1      Awards Subject to Section 409A. The provisions of this Section 16 shall apply to any Award or portion thereof that is or becomes subject to Section 409A, notwithstanding any provision to the contrary contained in the Plan or the Award Agreement applicable to such Award. Awards subject to Section 409A include, without limitation:

                    (a)      Any Nonstatutory Stock Option that permits the deferral of compensation other than the deferral of recognition of income until the exercise of the Award.

                    (b)      Any Restricted Stock Unit Award or Performance Award that either (i) provides by its terms for settlement of all or any portion of the Award on one or more dates following the Short-Term Deferral Period (as defined below) or (ii) permits or requires the Participant to elect one or more dates on which the Award will be settled.

     Subject to any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, the term “Short-Term Deferral Period” means the period ending on the later of (i) the date that is two and one-half months from the end of the Company’s fiscal year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the date that is two and one-half months from the end of the Participant’s taxable year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning set forth in any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance.

          16.2      Deferral and/or Distribution Elections. Except as otherwise permitted or required by Section 409A or any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, the following rules shall apply to any deferral and/or distribution elections (each, an “Election”) that may be permitted or required by the Committee pursuant to an Award subject to Section 409A:

                    (a)      All Elections must be in writing and specify the amount of the distribution in settlement of an Award being deferred, as well as the time and form of distribution as permitted by this Plan.

                    (b)      All Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award may be granted to such Participant; provided, however, that if the Award qualifies as “performance-based compensation” for purposes of Section 409A and is based on services performed over a period of at least twelve (12) months, then the Election may be made no later than six (6) months prior to the end of such period.

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                    (c)      Elections shall continue in effect until a written election to revoke or change such Election is received by the Company, except that a written election to revoke or change such Election must be made prior to the last day for making an Election determined in accordance with paragraph (b) above or as permitted by Section 16.3.

          16.3      Subsequent Elections. Any Award subject to Section 409A which permits a subsequent Election to delay the distribution or change the form of distribution in settlement of such Award shall comply with the following requirements:

                    (a)      No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made;

                    (b)      Each subsequent Election related to a distribution in settlement of an Award not described in Section 16.4(b), 16.4(c), or 16.4(f) must result in a delay of the distribution for a period of not less than five (5) years from the date such distribution would otherwise have been made; and

                    (c)      No subsequent Election related to a distribution pursuant to Section 16.4(d) shall be made less than twelve (12) months prior to the date of the first scheduled payment under such distribution.

               16.4      Distributions Pursuant to Deferral Elections. No distribution in settlement of an Award subject to Section 409A may commence earlier than:

                    (a)      Separation from service (as determined by the Secretary of the United States Treasury);

                    (b)      The date the Participant becomes Disabled (as defined below);

                    (c)      Death;

                    (d)      A specified time (or pursuant to a fixed schedule) that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award or (ii) specified by the Participant in an Election complying with the requirements of Section 16.2 and/or 16.3, as applicable;

                    (e)      To the extent provided by the Secretary of the U.S. Treasury, a change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company; or

                    (f)      The occurrence of an Unforeseeable Emergency (as defined below).

     Notwithstanding anything else herein to the contrary, to the extent that a Participant is a “Specified Employee” (as defined in Section 409A(a)(2)(B)(i)) of the Company, no distribution pursuant to Section 16.4(a) in settlement of an Award subject to Section 409A may be made before the date which is six (6) months after such Participant’s date of separation from service, or, if earlier, the date of the Participant’s death.

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          16.5      Unforeseeable Emergency. The Committee shall have the authority to provide in the Award Agreement evidencing any Award subject to Section 409A for distribution in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an Unforeseeable Emergency. In such event, the amount(s) distributed with respect to such Unforeseeable Emergency cannot exceed the amounts necessary to satisfy such Unforeseeable Emergency plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant’s assets (to the extent the liquidation of such ass ets would not itself cause severe financial hardship). All distributions with respect to an Unforeseeable Emergency shall be made in a lump sum as soon as practicable following the Committee’s determination that an Unforeseeable Emergency has occurred.

     The occurrence of an Unforeseeable Emergency shall be judged and determined by the Committee. The Committee’s decision with respect to whether an Unforeseeable Emergency has occurred and the manner in which, if at all, the distribution in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.

          16.6      Disabled. The Committee shall have the authority to provide in any Award subject to Section 409A for distribution in settlement of such Award in the event that the Participant becomes Disabled. A Participant shall be considered “Disabled” if either:

                    (a)      the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or

                    (b)      the Participant is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Participant’s employer.

     All distributions payable by reason of a Participant becoming Disabled shall be paid in a lump sum or in periodic installments as established by the Participant’s Election, commencing as soon as practicable following the date the Participant becomes Disabled. If the Participant has made no Election with respect to distributions upon becoming Disabled, all such distributions shall be paid in a lump sum as soon as practicable following the date the Participant becomes Disabled.

          16.7      Death. If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant’s Election as soon as administratively possible following receipt by the Committee of satisfactory notice and confirmation of the Participant’s death. If the Participant has made no Election with respect to distributions upon death, all such distributions shall be paid in a lump sum as soon as practicable following the date of the Participant’s death.

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          16.8      No Acceleration of Distributions. Notwithstanding anything to the contrary herein, this Plan does not permit the acceleration of the time or schedule of any distribution under this Plan, except as provided by Section 409A and/or the Secretary of the U.S. Treasury.

     17.      Miscellaneous Provisions.

          17.1      Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

          17.2      Forfeiture Events.

               (a)      The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service.

               (b)      If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement.

          17.3      Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

          17.4      Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the

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Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

          17.5      Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.3 or another provision of the Plan.

          17.6      Delivery of Title to Shares. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

          17.7      Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

          17.8      Retirement and Welfare Plans. Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

          17.9      Beneficiary Designation. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a benef iciary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

          17.10      Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

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          17.11      No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.

          17.12      Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationsh ip between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

          17.13      Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of California, without regard to its conflict of law rules.

     IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the SciClone Pharmaceuticals, Inc. 2004 Stock Option Plan as duly adopted by the stockholders and effective on May 26, 2004 and amended and restated in its entirety as the 2005 Equity Incentive Plan effective as of June 7, 2005, the date of its approval by the stockholders of the Company.

/s/ Richard Waldron
Secretary

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SCICLONE PHARMACEUTICALS, INC.
2004 OUTSIDE DIRECTORS STOCK OPTION PLAN
As Amended Through February 22, 2007

     1.     Establishment, Purpose and Term of Plan.

          1.1     Establishment. The SciClone Pharmaceuticals, Inc. 2004 Outside Directors Stock Option Plan (the “Plan”) is established effective as of May 26, 2004, the date on which it is approved by the stockholders of the Company (the “Effective Date”).

          1.2     Purpose. The purpose of the Plan is to advance the interests of the Company and its stockholders by providing an incentive to attract, retain and reward persons performing services as Outside Directors of the Company and by motivating such persons to contribute to the growth and profitability of the Company.

          1.3     Term of Plan. The Plan shall continue in effect until terminated by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed.

     2.     Definitions and Construction.

          2.1     Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

               (a)     “Board” means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, “Board” also means such Committee(s).

               (b)     “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

               (c)     “Committee” means the compensation committee or other committee of one or members of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

               (d)     “Company” means SciClone Pharmaceuticals, Inc. a Delaware corporation, or any successor corporation thereto.

               (e)     “Director” means a member of the Board or of the board of directors of any other Parent Corporation or Subsidiary Corporation.

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               (f)     “Disability” means the permanent and total disability of the Optionee within the meaning of Section 22(e)(3) of the Code.

               (g)     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

               (h)     “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Board, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

                    (i)     If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the closing bid price of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion.

                    (ii)     If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

               (i)     “Option” means a right to purchase Stock (subject to adjustment as provided in Section 4.2) pursuant to the terms and conditions of the Plan. Each Option shall be a nonstatutory stock option; that is, an option not intended to qualify as an incentive stock option within the meaning of Section 422(b) of the Code.

               (j)     “Option Agreement” means a written agreement between the Company and an Optionee setting forth the terms, conditions and restrictions of the Option granted to the Optionee and any shares acquired upon the exercise thereof. An Option Agreement may consist of a form of “Notice of Grant of Stock Options” and a form of “Stock Option Agreement” incorporated therein by reference, or such other form or forms as the Board may approve from time to time.

               (k)     “Optionee” means a person who has been granted one or more Options.

               (l)     “Outside Director” means a Director who is not an employee of the Company or of any Parent Corporation or Subsidiary Corporation.

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               (m)     “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

               (n)     “Rule 16b-3” means Rule 16b?3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

               (o)     “Securities Act” means the Securities Act of 1933, as amended.

               (p)     “Service” means an Optionee’s service with the Company as a Director. An Optionee’s Service shall be deemed to have terminated if the Optionee ceases to be a Director, even if the Optionee continues to render service to the Company in a capacity other than as a Director or commences rendering service to a Parent Corporation or Subsidiary Corporation. An Optionee’s Service shall not be deemed to have terminated if the Optionee takes any bona fide leave of absence approved by the Company. Unless otherwise provided by the Board in the grant of an Option and set forth in the Option Agreement evidencing such Option, an approved leave of absence shall be treated as Service for purposes of determining vesting under the Option. Subject to the foregoing, the Company, in its discretion, shall determine whether the Optionee’s Service has terminated and the effective date of such termination.

               (q)     “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

               (r) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

          2.2     Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

     3.     Administration.

          3.1     Administration by the Board. The Plan shall be administered by the Board. All questions of interpretation of the Plan or of any Option shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Option. At any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3. For this purpose, the Board may delegate authority to administer the Plan to a Committee composed solely of two or more Non-Employee Directors.

          3.2     Authority of Officers. Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company

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herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.

          3.3     Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Company, members of the Board and any officers or employees of the Company to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

     4.     Shares Subject to Plan.

          4.1     Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be one million seven hundred sixty-five thousand (1,765,000) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. Shares issuable under the Plan shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If an outstanding Option for any reason expires or is terminated or canceled without having been exercised in full, the shares of Stock allocable to the unexercised portion of such Option shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan to the extent such shares are withheld in sat isfaction of tax withholding obligations pursuant to Section 6.5.

          4.2     Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Options and in the exercise price per share of any outstanding Options in order to prevent dilution or enlargement of Optionees’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” Any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down

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to the nearest whole number, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option. Such adjustments shall be determined by the Board, and its determination shall be final, binding and conclusive.

     5.     Eligibility.

          Options shall be granted only to those persons who, at the time of grant, are serving as Outside Directors.

     6.     Terms and Conditions of Options.

          Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

          6.1     Automatic Grant. Subject to the execution by an Outside Director of an appropriate Option Agreement, Options shall be granted automatically and without further action of the Board, as follows:

               (a)     Initial Option. Each person who first becomes an Outside Director on or after the Effective Date shall be granted on the date such person first becomes an Outside Director an Option to purchase fifty thousand (50,000) shares of Stock (an “Initial Option”).

               (b)     Annual Option. Each Outside Director shall be granted on the date of each annual meeting of the stockholders of the Company which occurs on or after the Effective Date (an “Annual Meeting”) immediately following which such person remains an Outside Director an Option to purchase thirty thousand (30,000) shares of Stock (an “Annual Option”); provided, however, that an Outside Director granted an Initial Option within the prior one year period immediately preceding the date of an Annual Meeting shall be granted an option to purchase that number of shares subject to an Annual Option multiplied by a fraction, the numerator of which is the number of full months which have lapsed since the date of appointment as an Outside Director and the denominator of which is twelve (12).

               (c)     Right to Decline Option. Notwithstanding the foregoing, any person may elect not to receive an Option by delivering written notice of such election to the Board no later than the day prior to the date such Option would otherwise be granted. A person so declining an Option shall receive no payment or other consideration in lieu of such declined Option. A person who has declined an Option may revoke such election by delivering written notice of such revocation to the Board no later than the day prior to the date such Option would be granted pursuant to Section 6.1(a) or (b), as the case may be.

          6.2     Exercise Price. The exercise price per share of Stock subject to an Option shall be the Fair Market Value of a share of Stock on the date of grant of the Option. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than the

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minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

          6.3     Exercisability and Term of Options. Except as otherwise provided in the Plan or in the Option Agreement evidencing an Option and provided that the Optionee’s Service has not terminated prior to the relevant date, each Option shall vest and become exercisable as follows:

               (a)     Initial Option. The Initial Option shall vest and become exercisable with respect to one-third (1/3) of the shares initially subject thereto on the first anniversary of the date of grant, an additional one third (1/3) of the shares initially subject thereto shall vest and become exercisable on the second anniversary of the date of grant, and the remainder shall vest and become exercisable on the third anniversary of the date of grant.

               (b)     Annual Option: The Annual Option shall vest and become exercisable with respect to one-twelfth (1/12) of the shares initially subject thereto for each full month of the Optionee’s continuous Service from the date of grant until the Option is fully vested.

               (c)     Term of Option. Unless earlier terminated in accordance with the terms of the Plan or the Option Agreement evidencing an Option, each Option shall terminate and cease to be exercisable on the tenth (10th) anniversary of the date of grant of the Option.

          6.4 Payment of Exercise Price.

               (a)     Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash or by check, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Optionee having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the exercise price, (iii) by delivery of a properly executed notice together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or a ll of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), or (iv) by any combination thereof.

               (b)     Limitations on Forms of Consideration.

                    (i)     Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. Unless

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otherwise provided by the Board, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

                    (ii) Cashless Exercise. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

          6.5     Tax Withholding. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of an Option, or to accept from the Optionee the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Company with respect to such Option or the shares acquired upon the exercise thereof. Alternatively or in addition, in its discretion, the Company shall have the right to require the Optionee, by cash payment or otherwise, including by means of a Cashless Exercise, to make adequate provision for any such tax withholding obligations of the Company arising in connection with the Option or the shares acquired upon t he exercise thereof. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates. The Company shall have no obligation to deliver shares of Stock until the Company’s tax withholding obligations have been satisfied by the Optionee.

          6.6     Effect of Termination of Service.

               (a)     Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein, an Option shall be exercisable after an Optionee’s termination of Service only during the applicable time period determined in accordance with this Section 6.6 and thereafter shall terminate:

                    (i)     Disability. If the Optionee’s Service terminates because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee’s Service terminated, may be exercised by the Optionee (or the Optionee’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Optionee’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Option Agreement evidencing such Option (the “Option Expiration Date”).

                    (ii)     Death. If the Optionee’s Service terminates because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee’s Service terminated, may be exercised by the Optionee’s legal representative or other person who acquired the right to exercise the Option by reason of the Optionee’s death at any time prior to the expiration of twelve (12) months after the date on which the Optionee’s Service terminated, but in any event no later than the Option Expiration Date. The Optionee’s

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Service shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee’s termination of Service.

                    (iii)     Other Termination of Service. If the Optionee’s Service terminates for any reason, except Disability or death, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee’s Service terminated, may be exercised by the Optionee at any time prior to the expiration of three (3) months after the date on which the Optionee’s Service terminated, but in any event no later than the Option Expiration Date.

               (b)     Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth in Section 6.6(a) is prevented by the provisions of Section 9 below, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

               (c)     Extension if Optionee Subject to Section 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 6.6(a) of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee’s termination of Service, or (iii) the Option Expiration Date.

          6.7 Transferability of Options. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or the Optionee’s guardian or legal representative. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Board, in its discretion, and set forth in the Option Agreement evidencing such Option, an Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act.

     7.     Standard Forms of Option Agreement.

          7.1     Option Agreement. Each Option shall comply with and be subject to the terms and conditions set forth in the form of Option Agreement approved by the Board concurrently with its adoption of the Plan and as amended from time to time.

          7.2     Authority to Vary Terms. The Board shall have the authority from time to time to vary the terms of any standard form of Option Agreement described in this Section 7 either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Option Agreement are not inconsistent with the terms of the Plan. Such authority shall include, but not by way of limitation, the authority to grant Options which are immediately exercisable subject to the

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Company’s right to repurchase any unvested shares of Stock acquired by the Optionee on exercise of an Option in the event such Optionee’s Service is terminated for any reason.

     8.     Effect of Change in Control.

          8.1     Definitions.

               (a)     An “Ownership Change Event” shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

               (b)     A “Change in Control” shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, a “Transaction”) wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or, in the case of a Transaction described in Section 8.1(a)(iii), the corporation or other business entity to which the assets of the Company were transferred (the “ Transferee”), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Board shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

          8.2     Effect of Change in Control on Options. In the event of a Change in Control, any unexercisable or unvested portions of outstanding Options and any shares acquired upon the exercise thereof shall be immediately exercisable and vested in full as of the date ten (10) days prior to the date of the Change in Control. The exercise or vesting of any Option and any shares acquired upon the exercise thereof that was permissible solely by reason of this Section 8.2 shall be conditioned upon the consummation of the Change in Control. In addition, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the “Acquiror”), may either assume the Company’s rights and obligations under outstanding Options or substitute for outstanding Opti ons substantially equivalent options for the Acquiror’s stock. Any Options which are neither assumed or substituted for by the Acquiror in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control. Notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options immediately prior to an Ownership Change Event described in Section 8.1(a)(i) constituting a Change in Control is the surviving or continuing corporation and

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immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation, the outstanding Options shall not terminate unless the Board otherwise provides in its discretion. For the purposes of this Section 8.2, an Option shall be considered assumed if, for every share of Stock subject thereto immediately prior to the Change in Control, the Optionee has the right, following the Change in Control, to acquire in accordance with the terms and conditions of the assumed Option the consideration (whether stock, cash or other securities or property) received in the Change in Control transaction by holders of shares of Stock for each share held immediately prior to such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, how ever, that if such consideration received in the Change in Control transaction was not solely common stock of the Acquiror, the Board may, with the consent of the Acquiror, provide for the consideration to be acquired to be solely common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock in the Change in Control transaction.

     9.     Compliance with Securities Law.

     The grant of Options and the issuance of shares of Stock upon exercise of Options shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities. Options may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a conditi on to the exercise of any Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

     10.     Termination or Amendment of Plan.

     The Board may terminate or amend the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), (b) no material change in the class of persons eligible to receive Options, and (c) no material change in the amount, timing or exercise price formula of automatic grants of Options pursuant to Section 6.1 above. No termination or amendment of the Plan shall affect any then outstanding Option unless expressly provided by the Board. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Option without the consent of the Optionee.

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     11.     Miscellaneous Provisions.

          11.1      Provision of Information. Each Optionee shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

          11.2      Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise of any Option.

          11.3     Beneficiary Designation. Each Optionee may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Optionee is entitled in the event of such Optionee’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Optionee, shall be in a form prescribed by the Company, and will be effective only when filed by the Optionee in writing with the Company during the Optionee’s lifetime. If a married Optionee designates a beneficiary other than the Optionee’s spouse, the effectiveness of such designation shall be subject to the consent of the Optionee’s spouse.

          11.4      Rights as a Stockholder. An Optionee shall have no rights as a stockholder with respect to any shares covered by an Option until the date of the issuance of a certificate for such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 4.2 or another provision of the Plan.

11

A Vote FOR the following proposals is recommended by the Board of Directors:

Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE
Please Mark Your votes as indicated in this example	☒

	FOR all nominees listed below (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed below
1. To elect the following seven (7) directors of the Company:	☐	☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below.)
01 Dean S. Woodman 02 John D. Baxter, M.D. 03 Friedhelm Blobel, Ph.D. 04 Richard J. Hawkins	05 Rolf H. Henel 06 Ira D. Lawrence, M.D. 07 Jon S. Saxe

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO PROMPTLY VOTE THIS PROXY SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

	FOR	AGAINST	ABSTAIN

2. To approve an amendment to the Company’s 2005 Equity Incentive Plan to increase the maximum aggregate number of shares that may be issued thereunder by 3,000,000 shares to a total of 7,800,000 shares.

	☐	☐	☐
	FOR	AGAINST	ABSTAIN

3. To approve an amendment to the Company’s 2004 Outside Directors Stock Option Plan to increase the maximum aggregate number of shares that may be issued thereunder by 750,000 shares to a total of 1,765,000 shares.

	☐	☐	☐
	FOR	AGAINST	ABSTAIN
4. To ratify the appointment of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending December 31, 2007.	☐	☐	☐

MARK HERE IF YOU PLAN TO ATTEND THE MEETING	☐

Signature:
Date:

Signature:

Date:

Please sign here exactly as your name(s) appears on your stock certificate. If shares of stock are held jointly, both or all of such persons should sign. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized person. Persons signing in a fiduciary capacity should indicate their full titles in such capacity. Please date the proxy.

  FOLD AND DETACH HERE  

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET	OR	TELEPHONE
http://www.proxyvoting.com/scln		1-866-540-5760
Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.		Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment.

SCICLONE PHARMACEUTICALS, INC. Proxy for the Annual Meeting of Stockholders To be held on June 13, 2007 Solicited by the Board of Directors

           The undersigned hereby appoints Friedhelm Blobel, Ph.D. and Richard A. Waldron, and each of them, with full power of substitution, to represent the undersigned and to vote all of the shares of stock in SciClone Pharmaceuticals, Inc., a Delaware corporation (the “Company”), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Marriott San Mateo/San Francisco Airport at 1770 S. Amphlett Blvd., San Mateo, California 94402 on Wednesday, June 13, 2007, at 10:00 a.m. local time, and at any adjournment or postponement thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Proxy Statement of the Company (the “Proxy Statement”), receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Company’s 2006 Annual Report to Stockholders.

           THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSALS 1, 2, 3 and 4.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE	SEE REVERSE SIDE

Address Change/Comments (Mark the corresponding box on the reverse side)

  FOLD AND DETACH HERE  

You can now access your SciClone Pharmaceuticals, Inc. account online.

Access your SciClone Pharmaceuticals, Inc. stockholder account online via Investor ServiceDirect® (ISD).

Mellon Investor Services LLC, Transfer Agent for SciClone Pharmaceuticals, Inc., now makes it easy and convenient to get current information on your stockholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form
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